                                                                  EXHIBIT 10.13





                              MARKETING AGREEMENT

         MARKETING AGREEMENT, dated as of June 3, 1996 (the "Agreement") by and between APACHE Medical Systems, Inc., a Delaware corporation (the "Company"), and American Healthcare Systems Purchasing Partners, L.P., a California limited partnership ("Purchasing Partners").

                                    RECITALS

         A. Purchasing Partners provides purchasing services primarily to a group of not for profit hospitals and healthcare providers in purchasing products and services.

         B. The Company desires that Purchasing Partners name the Company to be the exclusive provider of outcomes data systems for high-risk, high-cost patients, including critical care, cardiovascular care and medical-surgical care patients, to hospitals and other healthcare providers that are currently members of or affiliated with Purchasing Partners or that become members of or affiliated with Purchasing Partners during the term of this Agreement.

         C. Purchasing Partners desires that the Company offer products and services to hospitals that are members of or affiliated with Purchasing Partners on the price terms provided for in this Agreement.

         D. Purchasing Partners desires to receive from the Company, and the Company desires to grant to Purchasing Partners, options to purchase shares of the Company's common stock, $0.01 per share par value ("Common Stock"), on the terms and subject to the conditions set forth below.

         E. The Company desires that Purchasing Partners assist the Company in marketing its products and services, and Purchasing Partners desires that the Company reimburse Purchasing Partners for a portion of Purchasing Partners' expenses in conducting such marketing, all on the terms and subject to the conditions set forth in this Agreement.

                            I.   GRANT OF OPTIONS

         1.1. Capitalization. The Company represents and warrants to Purchasing Partners that upon the consummation of the sale of shares of Common Stock by the Company pursuant to the Company's Registration Statement on Form S-1 (Registration No. 333-4106) (the "IPO") and prior to the issuance of any options to purchase Common Stock pursuant to this Agreement, the authorized capital stock of the Company, as of the Closing Date, will consist of 30,000,000 shares of Common Stock, of which (i) 6,548,764 shares will be issued and outstanding (assuming that the IPO is consummated on June 30, 1996), (ii) 477,205 shares are reserved for issuance upon exercise of outstanding warrants,
(iii) 1,770,000 shares are reserved for issuance pursuant to stock purchase or stock option ownership plans which have been adopted by the Company for key employees, directors and key consultants and advisors, and
(iv) 65,735 shares are reserved for issuance pursuant to other outstanding options to purchase Common Stock.

         1.2. Exclusivity Option. Immediately following the consummation of the IPO, the Company shall issue to Purchasing Partners an option to purchase 65,488 shares of Common Stock at an exercise price of $8.18 per share, such option to be in the form attached as Exhibit A hereto (the "Exclusivity Option").

         1.3. Benchmark Option. Immediately following the consummation of the IPO, the Company shall issue to Purchasing Partners an option to purchase 50,000 shares of Common Stock at an exercise price of $13.00 per share, such option to be in the form attached as Exhibit B hereto (the "Benchmark Option").

         1.4. Non-Benchmark Options. Immediately following the consummation of the IPO, the Company shall issue to Purchasing Partners an option to purchase 250,806 shares of Common Stock at an exercise price of $13.00 per share, such option to be in the forms attached as Exhibit C hereto (the "Non-Benchmark Option", the Exclusivity Option, the Benchmark Option and the Non-Benchmark Option are hereinafter referred to as the "Options").

         1.5. Registration Rights. The Company shall grant to Purchasing Partners registration rights with respect to shares of Common Stock issuable upon exercise of the Options on the terms and subject to the conditions set forth in the Registration Agreement attached hereto as Exhibit D (the "Registration Agreement").

           II.  SALES OF PRODUCTS AND SERVICES TO MEMBER HOSPITALS

         2.1.    Member Hospitals.   Purchasing Partners hereby represents and
warrants to the Company that the name, address and contact person of the hospitals and other healthcare providers that are currently members of or, to the knowledge of Purchasing Partners, affiliated with a limited partner of Purchasing Partners or are otherwise utilizing the services of Purchasing Partners are set forth on Exhibit E hereto. The entities identified on Exhibit E hereto are referred to as the "Member Hospitals". The parties hereto agree that from time to time Purchasing Partners shall supply to the Company an updated list of Member Hospitals, which shall highlight any addition or deletion from the prior list and shall include the date that each added entity became a Member Hospital, and that each such updated list shall have the effect of amending and restating Exhibit E hereto as of thirty days prior to the date such updated list is delivered to the Company.

         2.2. Identified Products and Services. The Company hereby represents and warrants as of the date hereof that the products and services described on Exhibit F hereto are products and services currently offered by the Company (the "Identified Products and Services"). The parties hereto agree that from time to time Exhibit F shall be amended to include products and services then offered by the Company that Purchasing Partners agrees in writing to include among the Identified Products and Services. Purchasing Partners shall give reasonable consideration to the inclusion among the Identified Products and Services of any newly offered product or service of the Company and shall, where reasonably in the opinion of the management


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of Purchasing Partners, allow the Company an opportunity to develop products or services to be included among the Identified Products and Services before Purchasing Partners agrees to become an exclusive distributor of new products or services that do not compete with Identified Products and Services and that relate to clinically based outcomes data systems for high-risk, high-cost patients, including critical care, cardiovascular care and medical-surgical care patients.

         2.3. Discount. If the conditions set forth in Section 2.4 below are satisfied, during the term of this Agreement, the Company shall offer the Identified Products and Services to Member Hospitals at discounts from the Company's standard pricing as set forth on Exhibit G hereto (the "Discounts"). Member Hospitals shall have the right to enforce the obligation of the Company to sell Identified Products and Services to Member Hospitals at the applicable Discounts.

         2.4.    Applicability of Discounts.

                 (a) 1996. The Discounts shall apply to all Sales of Identified Products and Services made by the Company to Member Hospitals between the date of this Agreement and December 31, 1996.

                 (b) 1997. If the dollar value of all Sales of products and services by the Company to Member Hospitals from the date of this Agreement through December 31, 1996 is greater than or equal to
         [   *    ], then the Discounts shall apply to all Sales of Identified
         Products and Services made by the Company to Member Hospitals from January 1, 1997 through December 31, 1997.

                 (c) 1998. If the dollar value of all Sales of products and services by the Company to Member Hospitals from the date of this Agreement through December 31, 1997 is greater than or equal to
         [   *     ], then the Discounts shall apply to all Sales of Identified
         Products and Services made by the Company to Member Hospitals from January 1, 1998 through December 31, 1998.

                 (d) 1999. If the dollar value of all Sales of products and services by the Company to Member Hospitals from the date of this Agreement through December 31, 1998 is greater than or equal to
         [   *     ], then the Discounts shall apply to Sales of Identified
         Products and Services made by the Company to Member Hospitals from January 1, 1999 through December 31, 1999.

                 (e) Sales. As used in this Agreement, the term "Sales" shall mean the total net dollar amount of sales of products and services sold by the Company to Member Hospitals reflected in binding and enforceable written sales contracts or any amendment or supplement thereto signed by authorized officers of Member Hospitals and of the Company as of the applicable date(s) referenced in this Section 2. A "Sale" shall be considered to have been made for purposes of this Agreement as of the date, on or after the execution of such contract, amendment or supplement, on which the customary, required down payment has been received by the Company, or if such down payment is





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*        Confidential portions omitted and filed separately with the
Commission.

         not required or is waived, on the date of the execution by the Company of such contract, amendment or supplement.


         2.5. Other Terms and Conditions. All sales of products and services by the Company to Member Hospitals shall be made pursuant to the same form of contract and on the same general terms and conditions, other than price, as sales made by the Company to other similarly situated non-governmental or other commercial customers, as appropriate.

         2.6.    Yearly Review by the Company; Audit by Purchasing Partners.


                 (a) Yearly Review. At the end of each calendar year, the Company shall have the right to review the Sales made during that year to Member Hospitals. If the Company determines that it has overcharged any Member Hospital during such calendar year, within forty-five (45) days of the end of that year, the Company can effect any necessary adjustments to the prices given to Member Hospitals during that year so as to be in compliance with the terms of Section 2.3.

                 (b) Right to Audit. Purchasing Partners shall have the right, on behalf of the Member Hospitals, to cause the Sales records of the Company for any calendar year to be audited by a public accounting firm of national reputation reasonably acceptable to the Company to determine whether or not the Member Hospitals who have purchased Identified Products or Services during such calendar year have received pricing on the terms required by Section 2.3 (including, but not limited to, any applicable Discount from the most favorable prices charged by the Company to customers other than Member Hospitals). Purchasing Partners' audit right may be exercised anytime after 45 days after the end of the calendar year in question as long as such audit is initiated within 120 days of the end of such calendar year. The Company agrees to provide such auditor access to its books and records for the foregoing purpose, and further agrees to cooperate in connection with any such audit.

                 (c) Excess Charges. In the event that any audit conducted pursuant to this Section 2.4 discloses that one or more Member Hospitals, which purchased Identified Products or Services during the immediately preceding calendar year and which at the time of such purchase or purchases were Member Hospitals and were listed on Exhibit E, as amended, or became listed on Exhibit E, as amended, within 30 days after the date of such purchase or purchases or were otherwise known to the Company to be a Member Hospital on the date of sale, were charged a price in excess of the amount required pursuant to Section 2.3, such audit shall set forth for each such Member Hospital the amount by which the actual price charged by the Company to such Member Hospitals with respect to each sale made during the calendar year exceeded the price, inclusive of all price discounts, that should have been charged by the Company to such Member Hospital pursuant to the provisions of Section 2.3 (an "Excess Charge") and the aggregate amount of all Excess Charges paid by all Member Hospitals during the calendar year (the "Aggregate Excess Charges"). "Excess Charges" shall not include any amounts charged to any Member Hospital which was not identified on the initial Exhibit E hereto or, after the date hereof, was not identified on any amendment thereof within 30 days after the date of sale or which was not otherwise known to the Company to be a Member Hospital on the date of sale (an "Unidentified Member Hospital"). To the extent that any price charged to a Member Hospital has been adjusted by the Company pursuant to paragraph (a) of this
         Section 2.6, the amount of such adjustment shall not be considered an Excess Charge. The Company shall have a period of thirty (30) days from the date the results of the audit are made available to the Company (the "Audit Review Period") to review the results of such audit and to supply additional information to the auditor and request that the auditor consider revising the audit to reflect such additional information.

                          (i) If, after the expiration of the Audit Review Period and the consideration of any changes proposed by the Company, an audit discloses the existence of Aggregate Excess Charges in an amount equal to or less than the greater of
                 [   *     ] of the dollar amount of all Sales made by the
                 Company to Member Hospitals during the calendar year in question, then the Company shall, within forty-five (45) days after the expiration of the Audit Review Period, pay to each Member Hospital that was overcharged an amount equal to
                 [   *     ] disclosed by the audit with respect to such
                 Member Hospital.

                          (ii) If, after the expiration of the Audit Review Period, an audit discloses the existence of Aggregate Excess Charges in an amount greater than the greater of (A) $100,000, or (B) five percent (5%) of the dollar amount of all Sales made by the Company to Member Hospitals during the calendar year in question, then:

                                  (a)   the Company shall within forty-five
                          (45) days after the expiration of the Audit Review Period, pay to each Member Hospital an amount equal to twice the Excess Charges disclosed by the audit with respect to such Member Hospital;

                                  (b) any unexercised portions of the Options shall immediately become fully vested and exercisable; and

                                  (c)   Purchasing Partners shall have the
                          right for a period of sixty (60) days following the expiration of the Audit Review Period to terminate this Agreement effective upon ten (10) days' written notice to the Company.

                          (iii)   In the event that Aggregate Excess Charges
                 exceed [    *    ], the Company shall also pay the reasonable
                 costs of the audit.

         2.7. Products Under Development. The provisions of Sections 2.3 and 2.4 and Exhibit G notwithstanding, the Company shall not be required to apply any Discount to the Sale of any product or service or new version of a product or a service that is under development by the Company and not yet generally available for purchase by the Company's customers ("New Products"). However, the Company shall, where reasonable in the opinion of the Company's





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*        Confidential portions omitted and filed separately with the
Commission.

management, make a reasonable, good faith effort to offer Purchasing Partners and the Member Hospitals the opportunity to participate in programs related to New Products on the same terms and subject to the same conditions that the Company would make such an opportunity available to other customers.

                III. PURCHASING PARTNERS MARKETING ACTIVITIES

         3.1. Exclusive Supplier. Purchasing Partners shall designate the Company as its exclusive supplier to the Member Hospitals of the Identified Products and Services and covenants and agrees not to promote, endorse or market to Member Hospitals products or services that compete with any of the Identified Products and Services.

         3.2. Press Release. Within ten (10) days after the execution of this Agreement, Purchasing Partners shall issue a press release, through the channels of distribution generally used by Purchasing Partners for the issuance of press releases, announcing the designation of the Company as its exclusive supplier to the Member Hospitals of outcomes- based data systems for high-risk, high-cost patients, including critical care, cardiovascular care and medical-surgical care patients.

         3.3. Recommendation to Member Hospitals. Purchasing Partners shall recommend the Identified Products and Services to the Member Hospitals. Purchasing Partners shall use reasonable, good faith efforts to promote and reference the Company's products and services in Purchasing Partners' promotional communications and literature and use its reasonable, good faith efforts to provide the Company with introductions to Member Hospitals, including management, clinical and purchasing personnel.

         3.4. Purchasing Partners Direct Marketing. Subject to the provisions of Sections 3.5 and 3.6 below, Purchasing Partners shall use reasonable, good faith efforts to market directly the Identified Products and Services to the Member Hospitals. To the extent deemed reasonable by the management of the Company, the Company shall provide Purchasing Partners with marketing and promotional material for use in Purchasing Partners' direct marketing activities. Purchasing Partners shall not use any marketing or promotional material in connection with the marketing of the Identified Products and Services unless such material has been supplied or otherwise approved in writing by the Company. Purchasing Partners shall not make any false or misleading representations to the Member Hospitals or others regarding the Company or the Company's products or services.

         3.5.    Reimbursement of Marketing Expenses.

                 (a)      Annual Marketing Budget.

                          (i) 1996-1997 Budget. Within thirty (30) days after the date of this Agreement, Purchasing Partners and the Company shall agree on a budget for direct marketing to be conducted by Purchasing Partners pursuant to Section 3.4 from the date of this Agreement through June 30, 1997.

                          (ii) 1997-1998 Budget. By May 1, 1997, Purchasing Partners and the Company shall agree on a budget for direct marketing to be conducted by Purchasing Partners pursuant to
                 Section 3.4 for the for the period from July 1, 1997 to June 30, 1998.

                          (iii) 1998-1999 Budget. By May 1, 1998, Purchasing Partners and the Company shall agree on a budget for direct marketing to be conducted by Purchasing Partners pursuant to
                 Section 3.4 for the for the period from July 1, 1998 to June 30, 1999.

                          (iv) 1999 Budget. By May 1, 1999, Purchasing Partners and the Company shall agree on a budget for direct marketing to be conducted by Purchasing Partners pursuant to
                 Section 3.4 for the period from July 1, 1999 to December 31, 1999.

                 (b)      Reimbursement by the Company.  The Company shall pay
         to Purchasing Partners an amount equal to [    *    ] of the total
         expenses incurred by Purchasing Partners in conducting direct marketing activities pursuant to Section 3.4, provided that the maximum amount that the Company shall be required to pay to Purchasing Partners in respect of such expenses in any calendar year shall be
         [   *    ] of total amount to be expended pursuant to the annual budget agreed to by Purchasing Partners and the Company pursuant to Section
         3.5 (a).  If any annual budget required by Section 3.5(a) is not agreed to by the Company and Purchasing Partners by the required date or such later date as may be agreed to in writing by the Company and Purchasing Partners, then the Company shall pay to Purchasing Partners
         an amount equal to [    *     ] of the total expenses incurred by
         Purchasing Partners in conducting direct marketing activities pursuant to Section 3.4, provided that the maximum amount that the Company shall be required to pay to Purchasing Partners in respect of such
         expenses in any calendar year shall be [    *    ].

                          (i) Evidence of Expenses. Within 30 days following the end of each calendar quarter, Purchasing Partners shall furnish to the Company a written statement of expenses incurred by Purchasing Partners in conducting direct marketing activities pursuant to Section 3.4, together with such documentation of such expenses as the Company may reasonably request.

                          (ii)    Payment.  The Company shall within forty-five
                 (45) days following receipt of the statement provided for in
                 Section 3.5 (b)(i) pay to Purchasing Partners the amount required pursuant to this Section 3.5.

                          (iii) Audit by the Company. The Company shall have the right, at its own expense, to have the marketing expenditures by Purchasing Partners pursuant to Section 3.4 audited by a public accounting firm of national reputation.
                 If such an audit discloses that the Company has made reimbursement payments to Purchasing Partners in excess of what is required by Section 3.5 (b), then within





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*        Confidential portions omitted and filed separately with the
Commission.

                 forty-five (45) days following the conclusion of the audit Purchasing Partners shall refund to the Company an amount equal to such excess reimbursement payments.

         3.6. Training. The Company shall use reasonable efforts to provide, at the Company's expense, training to employees and/or consultants employed by Purchasing Partners in the marketing of the Identified Products and Services (i) upon the execution of this Agreement with respect to the Identified Products and Services, and (ii) from time to time during the term of this Agreement with respect to new versions of, or newly offered, Identified Products and Services. In the event that Purchasing Partners desires that the Company provide other training to Purchasing Partners' employees or consultants, the Company shall, where reasonable in the opinion of the Company's management, provide such additional training and shall be compensated by Purchasing Partners at a rate, if any, to be agreed at the time of such training by the Company and Purchasing Partners, each acting in good faith.

         3.7. Development Efforts. Purchasing Partners shall, where reasonable in the opinion of Purchasing Partners' management, make a good faith effort to allow the Company to participate in Purchasing Partners programs to increase its family of data or information system products and services on terms and conditions substantially similar to those offered by Purchasing Partners to third parties.

         3.8. Quarterly Meetings. During the term of this Agreement, the Company and Purchasing Partners shall use reasonable efforts to cause quarterly meetings to be held between appropriate management personnel of the Company and Purchasing Partners. The purpose of these meetings shall be to: (i) review progress to date; (ii) modify or enhance marketing strategies to increase participation by Member Hospitals; (iii) design future marketing plans; and
(iv) discuss potential joint development initiatives. In addition, the Company and Purchasing Partners shall use reasonable efforts to cause a senior executive officer of Purchasing Partners and a senior executive officer of the Company to meet at least three times per calendar year to evaluate the working relationship between the parties and to explore new opportunities.

         3.9. Acceptance of Contracts. All orders for the Identified Products or Services solicited by Purchasing Partners from a Member Hospital shall be subject to acceptance by the Company and shall not be deemed to be accepted until such time as a written agreement is executed by the Company and the Member Hospital. Purchasing Partners shall be not entitled to commissions or other remuneration for any orders solicited by Purchasing Partners, except as provided for in this Agreement. If the aggregate Sales to Member Hospitals of Non-Benchmark Study products and services (as determined in Section 2 of the Non-Benchmark Study Option) between the date hereof and December 31, 1999
equals or exceeds [    *    ], the Company and Purchasing Partners shall
negotiate in good faith reasonable cash commissions or other acceptable consideration to be paid to Purchasing Partners during the remainder of the term of this Agreement for Sales of Non-Benchmark Study products and services
in excess of [    *    ].





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*        Confidential portions omitted and filed separately with the
Commission.

                            IV.  CONFIDENTIALITY

         4.1. Proprietary Information. "Proprietary Information" shall mean all information of any kind disclosed by one party hereunder to the other, including but not limited to oral, written or electronically stored data, that:
(i) is proprietary to the disclosing party; (ii) the disclosing party takes steps to maintain in confidence; (iii) relates to the technology, business plans and/or finances of the disclosing party; and (iv) may adversely affect the disclosing party's competitive position if disclosed. Proprietary Information shall not include any information: (i) that is a matter of public knowledge or generally known in the trade at the time of disclosure, or becomes public knowledge or generally known in the trade at any time during the term of this Agreement or thereafter other than through the act omission of the receiving party; (ii) that was rightfully obtained by the receiving party from a third party not known to be under any obligation of confidentiality; or (iii) that the receiving party can show was developed by the receiving party independent of the Proprietary Information received.

         4.2. Non-Disclosure. All Proprietary Information shall be held in confidence by the receiving party and may not be disclosed without the written consent of the disclosing party except as required by law or governmental agency; provided, however, that the receiving party may disclose Proprietary Information to its employees and/or consultants who have a need to access the Proprietary Information for the purpose of carrying out the terms and intentions of this Agreement. Any employees or consultants to whom such Proprietary Information is disclosed shall be informed of Article IV of this Agreement and of the confidential nature of such Proprietary Information.

         4.3. No License. Each of the parties agree that except as provided in Article V below, nothing in this Agreement is intended to grant any rights or license under any intellectual property rights of either party, including but not limited to patents, trademarks, copyrights or maskwork rights, nor shall this Agreement grant either party any rights in or to the other party's Proprietary Information.

         4.4. Survival. The provisions of this Article IV shall survive the termination of this Agreement for a period of five (5) years.

                          V. INTELLECTUAL PROPERTY

         5.1. Ownership. The Company hereby represents and warrants to Purchasing Partners that:

                 (a) the Company owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business and that the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing; and

                 (b) the Company's business as now conducted does not, and as conducted during the term of this Agreement will not, infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person.

         5.2. Grant of Limited License. The Company hereby grants to Purchasing Partners a limited, non-exclusive, non-transferable right for the term of this Agreement to use the Company's trademarks, service marks and trade names in marketing and sales materials and when otherwise referencing the Company and its products and services in connection with Purchasing Partners' direct marketing activities pursuant to Section 3.4. The Company shall have the right to inspect all uses by Purchasing Partners of the Company's trademarks, service marks and trade names. Purchasing Partners' use of the Company's trademarks, service marks and trade names shall inure to the benefit of the Company. Purchasing Partners shall promptly notify the Company of all claims of infringement or misuse of the Company's trademarks, service marks and trade names or other intellectual property rights made against Purchasing Partners.

                            VI.  INDEMNIFICATION

         6.1. Indemnification by the Company. The Company shall indemnify and hold harmless Purchasing Partners and its partners and their respective directors, officers, employees and agents against and from any losses, claims, damages or liabilities (collectively "Claims"), insofar as such Claims (or actions in respect thereof) arise out of or are based upon (i) the falsity or incorrectness of the representations and warranties of the Company contained in
Section 5.1 of this Agreement, (ii) any breach by the Company of the provisions of Article IV, (iii) any actual or alleged defect in any Identified Product or Service sold by the Company to any Member Hospital, or (iv) any actual or alleged misrepresentation in any marketing or sales material provided or approved by the Company for use by Purchasing Partners pursuant to Section 3.4 of this Agreement. The Company shall also pay all reasonable attorney's fees and costs and court costs incurred by Purchasing Partners in enforcing the indemnification provided for in this Section 6.1.

         6.2. Indemnification by Purchasing Partners. Purchasing Partners shall indemnify and hold harmless the Company and its directors, officers, employees, and agents against and from any Claims, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any actual or alleged written or oral misrepresentation made by Purchasing Partners with respect to the Company or the Identified Products and Services (excluding any statements contained in any marketing or sales material provided or approved by the Company for use by Purchasing Partners pursuant to Section 3.4 of this Agreement), or (ii) any breach by Purchasing Partners of the provisions of Article IV. Purchasing Partners shall also pay all reasonable attorney's fees and costs and court costs incurred by the Company in enforcing the indemnification provided for in this Section 6.2.

         6.3. Method of Asserting Claim. A party seeking indemnification pursuant to this Article VI (the "Indemnified Party") shall give prompt written notice to the party from which indemnification is sought (the "Indemnifying Party") of any Claim which it discovers or of which it receives notice after the date hereof and which might give rise to indemnification hereunder, stating the nature, basis and (to the extent known) amount of the Claim; provided that failure to give prompt notice shall not jeopardize the Indemnified Party's right to indemnification unless such failure shall have materially prejudiced the ability of the Indemnifying Party to defend such Claim.

         6.4. Defense of Claims. In case of any Claim by a third party or by any governmental body, or any legal, administrative or arbitration proceeding with respect to which an Indemnified Party may have liability under this Article VI, the Indemnifying Party shall be entitled to participate therein, and, to the extent desired by it, to assume the defense thereof, and after notice from the Indemnifying Party to the Indemnified Party of the election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation, unless the Indemnifying Party does not actually assume the defense thereof following notice of such election. The parties shall render to each other such assistance as may reasonably be required of each other at the Indemnifying Party's expense in order to ensure proper an adequate defense of any such Claim. If the Indemnifying Party actually assumes the defense of the Indemnified Party, the Indemnified Party shall not make any settlement of any Claim that might give rise to liability of the Indemnifying Party under this Article VI without the written consent of the Indemnifying Party, which consent shall not be unreasonably be withheld. The Indemnifying Party shall not agree to a compromise or settlement of any Claim that would require the payment of any amount by the Indemnified Party, or would otherwise affect the rights and privileges of the Indemnified Party, without the written consent of the Indemnified Party.

                         VII.  TERM AND TERMINATION

         7.1. Term. This Agreement shall be effective as of the date first above written and shall terminate on December 31, 1999.

         7.2.    Termination.

                 (a) Upon Mutual Agreement. This Agreement may be terminated at any time upon mutual Agreement of the parties hereto.

                 (b)      Termination by Purchasing Partners.

                          (i) Upon Material Breach by the Company. This Agreement may be terminated by Purchasing Partners by written notice to the Company effective thirty (30) days after the receipt of such notice, if the Company materially breaches the terms of this Agreement and does not cure such breach within such thirty (30) day period.

                          (ii) Upon Breach of Confidentiality by the Company. This Agreement may be terminated by Purchasing Partners by written notice to the Company effective ten (10) days after the receipt of such notice, if the Company breaches the provisions set forth in Article IV of this Agreement and does not cure such breach within such ten (10) day period.

                          (iii) Upon a Change of Control. Within thirty (30) days following a Change of Control, this Agreement may be terminated by Purchasing Partners by written notice to the
                 Company effective on the date indicated in such notice.    For
                 the purposes of this Agreement, the term "Change in Control" shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding shares of Common Stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally; the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of Company; or of the sale of all or substantially all of Company's assets.

                          (iv) Failure to Consummate IPO. If the Company fails to consummate the IPO by September 1, 1996, Purchasing Partners may terminate this Agreement upon thirty (30) days' written notice to the Company; provided, however, Purchasing Partners must first negotiate in good faith for a period of thirty (30) days an alternative compensation arrangement with the Company.

                 (c)      Termination by the Company.

                          (i) Upon Material Breach by Purchasing Partners. This Agreement may be terminated by the Company by written notice to Purchasing Partners effective thirty (30) days after the receipt of such notice, if Purchasing Partners materially breaches the terms of this Agreement and does not cure such breach within such thirty (30) day period.

                          (ii) Upon Breach of Confidentiality by Purchasing Partners. This Agreement may be terminated by the Company by written notice to Purchasing Partners effective ten (10) days after the receipt of such notice, if Purchasing Partners breaches the provisions set forth in Article IV of this Agreement and does not cure such breach within such ten (10) day period.

                          (iii) For Failure to Meet Sales Targets. This Agreement may be terminated by the Company upon written notice given no later than March 31 of any year if the Sales of products and services by the Company to Member Hospitals from the date of this Agreement through December 31 of the preceding year is not greater than or equal to the following targets:

          DATE                                         SALES TARGET
          ----                                         ------------

          December 31, 1996                               [   *   ]
          December 31, 1997                               [   *   ]
          December 31, 1998                               [   *   ]


                          (iv)    Forfeiture of Options.  Following any
                 delivery of any notice of termination of this Agreement by the Company pursuant to Section 7.2 (c)(ii) asserting a material breach by Purchasing Partners of the provisions of
                 Article IV, Purchasing Partners shall not be permitted to exercise any unexercised portion of the Benchmark Study Option or the Non-Benchmark Study Option until such time as the breach identified in such notice has been cured. Upon any termination of this Agreement by the Company pursuant to
                 Section 7.2 (c)(ii) upon a material breach by Purchasing Partners of the provisions of Article IV, the Benchmark Study Option and the Non-Benchmark Study Option shall immediately terminate.

         7.3. Survival. Notwithstanding any other provision of this Agreement, the terms of Article IV shall survive the termination of this Agreement as provided in Section 4.4.

                         VIII.  MISCELLANEOUS
         8.1. Notices. Except as otherwise expressly provided herein, all communications provided for in this Agreement shall be in writing and delivered or sent by registered or certified mail, return receipt requested, or by overnight courier to the following addresses:

                 (a)       if to the Company, at:

                           APACHE Medical Systems, Inc.
                           1650 Tysons Boulevard
                           Suite 300
                           McLean, Virginia 22102-3915
                           Attention: Gerald F. Bisbee, Jr.,
                           Chairman and Chief Executive Officer

         or to such other address as the Company may in writing designate, with a copy to:

                           Gardner, Carton & Douglas
                           321 North Clark Street
                           Chicago, Illinois 60610
                           Attention: Nancy M. Borders





__________________________________

* Confidential portions omitted and filed separately with the Commission.

         (b)     if to Purchasing Partners, at:

                          American Healthcare Systems Purchasing Partners, L.P. 4501 Charlotte Park Drive
                          P.O. Box 668800
                          Charlotte, North Carolina 28266
                          Attention: Vice Chairman

         and at:

                          American Healthcare Systems Purchasing Partners, L.P. 12730 High Bluff Drive
                          Suite 300
                          San Diego, California 92130
                          Attention: Treasurer

         or to such other addresses as Purchasing Partners may in writing designate, with a copy to:

                          Neal, Gerber & Eisenberg
                          Two LaSalle Street - Suite 2200
                          Chicago, Illinois  60602
                          Attention: Charles Evans Gerber

         8.2. Assignment. This Agreement shall not be assignable by either party hereto, except with the written consent of the other party hereto or by operation of law, provided, however, that Purchasing Partners may assign and transfer this Agreement to any entity formed and operated as a successor to Purchasing Partners in the business of acting as a purchasing agent for Member Hospitals.

         8.3. Law Governing. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

         8.4. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         8.5. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         8.6. Integration and Severability. This Agreement and the Exhibits hereto, including the Registration Agreement and the Options, embody the entire agreement and understanding between the Company and Purchasing Partners, and supersede all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this

Agreement, and any other application thereof, shall not in any way be affected or impaired thereby.

     This Agreement is hereby executed as of the date first above written.

                                  APACHE MEDICAL SYSTEMS, INC.

                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                       ----------------------------------------


                                  AMERICAN HEALTHCARE SYSTEMS
                                  PURCHASING PARTNERS, L.P.

                                  By:      American Healthcare Plans, Inc.,
                                           its general partner

                                  By:
                                       ----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                       ----------------------------------------

                                    EXHIBITS
                                    --------



Exhibit A        -        Exclusivity Option
- ---------

Exhibit B        -        Benchmark Option
- ---------

Exhibit C        -        Non-Benchmark Option
- ---------

Exhibit D        -        Registration Agreement
- ---------

Exhibit E        -        Member Hospitals
- ---------

Exhibit F        -        Identified Products and Services
- ---------

Exhibit G        -        Discounts
- ---------

                                  EXHIBIT A
                             [EXCLUSIVITY OPTION]


          THIS OPTION AND THE SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                          APACHE MEDICAL SYSTEMS, INC.
                        1650 Tysons Boulevard, Suite 300
                          McLean, Virginia  22102-3915



              OPTION AGREEMENT TO PURCHASE SHARES OF COMMON STOCK



                 THIS CERTIFIES THAT, in consideration of the execution and delivery of that certain Marketing Agreement, dated as of June 3, 1996, and other good and valuable consideration, the receipt of which is hereby acknowledged, APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to AMERICAN HEALTHCARE SYSTEMS PURCHASING PARTNERS, L.P., a California limited partnership (the "Holder"), an option to purchase a total of Sixty-Five Thousand Four Hundred Eighty-Eight (65,488) shares (the "Shares") of Common Stock of the Company, at a price per Share (the "Exercise Price") of $8.18, subject to adjustment and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's Common Stock, $.01 par value per share after giving effect to the Company's initial public offering, including the conversion of the Company's preferred stock and a one for 2.86 reverse stock split.

                 1.       Method of Exercise; Payment; Issuance of New Option
Agreement.


                          (a)     Cash Exercise.  The purchase right
represented by this Option Agreement may be exercised by the Holder, in whole or in part and from time to time on or after the date hereof through the tenth anniversary hereof, by (i) the surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and (ii) the payment to the Company, by certified check or wire transfer of funds to an account specified in writing by the Company, of an amount equal to the Exercise Price per Share multiplied by the number of Shares being purchased. The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Option Agreement is exercised. In the event of any exercise of the rights represented by this Option

Agreement, certificates for the Shares so purchased shall be delivered to the Holder as soon as practicable and, unless this Option Agreement has been fully exercised or expired, a new Option Agreement representing the portion of the Shares, if any, with respect to which this Option Agreement shall not then have been exercised shall also be issued to the Holder as soon as practicable.

                          (b)    Cashless Exercise.  In lieu of exercising
this Option Agreement as provided in Subsection 1(a) above, from time to time on or after the date hereof through the tenth anniversary hereof, the Holder may elect to receive Shares equal to the value of this Option Agreement (or the portion thereof being cancelled) by surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company together with notice of such cashless exercise, in which event the Company shall issue to the Holder hereof a number of Shares computed using the following formula:

                                  Y (A - B)
                            X =   ---------
                                     A

Where

                 X     -      The number of Shares of Common Stock to be issued
                              to the Holder;

                 Y     -      The number of Shares of Common Stock vested under
                              Section 2 hereof;

                 A     -      The fair market value of one share of the
                              Company's Common Stock; and

                 B     -      The Exercise Price (as adjusted to the date of
                              such calculations);

provided that in no event shall "X" be less than zero (0).

                          (c)    Fair Market Value.  For purposes of
Subsection 1(b) above, fair market value of Common Stock shall mean the closing price of the Common Stock quoted on the NASDAQ National Market if the Common Stock is traded thereon or the closing price quoted on any national exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for ten trading days prior to the date of notice of exercise. If the Common Stock is not traded on the NASDAQ National Market or on a national exchange, the fair market value shall be the prevailing market price per share of Common Stock on any other securities exchange or in the over-the-counter market as determined in good faith by the Company's Board of Directors, which determination shall be conclusive.

                          (d)     Option Reduced by Exercise.  Each exercise
under this Option Agreement shall reduce the total number of Shares that may thereafter be purchased under this Option Agreement.

                 2. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the purchase rights represented by this Option Agreement shall, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by this Option Agreement may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Option Agreement, a sufficient number of shares of its Common Stock to provide for the exercise of the purchase rights represented by this Option Agreement. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such shares of Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Option Agreement.

                 3. Fractional Shares. This Option Agreement may be exercised only with respect to a whole number of Shares. No fractional Share of Common Stock will be issued in connection with any exercise hereunder. To the extent that the formula stated in Subsection 1(b) results in a fractional Share, the aggregate number of Shares issuable shall be rounded to the nearest whole number of Shares.

                 4. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Option Agreement and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:


                          (a)      Adjustment for Stock Splits and Combinations.
If the Company at any time or from time to time effects a subdivision of the outstanding Common Stock, the Exercise Price for the Common Stock issuable upon exercise of this Option Agreement immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time combines the outstanding Common Stock, the Exercise Price of the Common Stock issuable upon exercise of this Option Agreement immediately before the combination shall be proportionately increased. Any adjustment under this Subsection 4(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.


                          (b)      Adjustment for Certain Dividends and
Distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Shares issuable upon exercise of this Option Agreement by a fraction, (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Shares of Common Stock issuable upon exercise of this Option Agreement shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Shares of Common Stock issuable upon exercise of this Option Agreement shall be adjusted pursuant to this Subsection 4(b) as of the time of actual payment of such dividends or distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities other than Common Stock or in other property (other than cash), then and in each such event the Board of Directors of the Company shall make a good faith estimate of the value per share of Common Stock of such dividend or other distribution, and at the Board's election, either (i) the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to reflect the additional value that each outstanding share of Common Stock is receiving or (ii) this Option Agreement shall be considered as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to include the right to receive such additional value per share at the time of exercise by the delivery of the other securities or other property paid to the holders of Common Stock; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, no adjustment shall be made to this Option Agreement as of the close of business on such record date and thereafter this Option Agreement shall be adjusted pursuant to this Subsection 4(b) as of the time of actual payment of such dividends or distributions.

                          (c)     Adjustment for Reclassification, Exchange and
Substitution. If the Common Stock issuable upon the exercise of this Option Agreement is changed into the same or different number of shares of any class or classes of stock or other securities or other property, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Option Agreement into the kind and amount of stock and other securities or property receivable upon such recapitalization, reclassification or other change, by holders of the number of Shares of Common Stock for which this Option Agreement might have been exercised immediately prior to such recapitalization, reclassification or change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein and under the Company's Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

                          (d)     Reorganization, Mergers, Consolidations or
Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option Agreement, upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation, as amended from time to time, with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation (including adjustment of the number of Shares of Common Stock issuable upon exercise of this Option Agreement) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.


                           (e)    No Impairment.  The Company will not, by
amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against dilution or other impairment.


                           (f)    Notice of Capital Changes.  If at any time
the Company shall offer for subscription pro rata to the holders of shares of Common Stock any additional shares of stock of any class, other rights or any equity security of any kind, or there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of Common Stock shall participate in such subscription rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 business days prior to the action in question and not less than 20 business days prior to the record date in respect thereto.


                           (g)    Adjustment of Number of Shares.  Upon each
adjustment in the Exercise Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                           (h)    No Greater Anti-Dilution Protection.  The
Company hereby represents and warrants to the Holder that as of the date hereof the Company is not contractually committed to provide any greater or more favorable anti-dilution protection to any holder of an option, warrant or other contractual right to acquire shares of Common Stock of the Company than those rights granted to the Holder in this Section 4. The Company further covenants and agrees that if, after the date hereof, it shall grant to any person having the contractual right to acquire shares of Common Stock anti-dilution protection that is greater or more favorable than the rights granted to the Holder in this Section 4, the Company shall promptly give written notice to the Holder of such rights and shall automatically extend such greater or more favorable rights to the Holder as of the date of the grant of such rights to such other party.

                    5. Notice of Adjustments. Whenever the Exercise Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Paragraph 4 hereof, the Company shall make a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Shares purchasable after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder.

                    6. Compliance with Securities Act; Disposition of Option Agreement or Shares of Common Stock.

                           (a)    Compliance with Securities Act.  The Holder,
by acceptance hereof, agrees that this Option Agreement and the Shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of any Shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the registration provisions of the Securities Act of 1933, as amended (the "Act"). All Shares of Common Stock issued upon exercise of this Option Agreement (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED UNLESS (i) THE SECURITY IS REGISTERED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, OR
                          (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION IS OBTAINED TO THE EFFECT THAT NO ENFORCEMENT ACTION WILL BE PURSUED IF THE SECURITY IS SOLD OR DISPOSED OF WITHOUT REGISTRATION UNDER SUCH ACT."

                           (b)    Disposition of Shares.  With respect to any
offer, sale or other disposition of any Shares of Common Stock acquired pursuant to the exercise of this Option Agreement prior to registration of such Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect) of such Shares of Common Stock and indicating whether or not under the Act certificates for such Shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of such Shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Subsection 6(b) that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, such Shares of Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company may request a reasonable assurance that the provisions of Rule 144 have been satisfied. The Company hereby covenants to use its best efforts to file all reports required to be filed by it under the Securities Exchange Act of 1934, as amended, so that the requirement of paragraph (c) of Rule 144 promulgated under the Act as to adequate current public information shall be satisfied. Each certificate representing Shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                    7. Nature of the Option. This Option Agreement contains the grant of a non-statutory option and is not intended to qualify for any special tax benefits to the Holder.

                    8. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                    9. No Rights as Stockholder. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option Agreement shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                   10. Representations and Warranties. The Company represents and warrants to the Holder as follows:

                           (a)    This Option Agreement has been duly
authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                           (b)    The Shares have been duly authorized and
reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                           (c)    The rights, preferences, privileges and
restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Amended and Restated Certificate of Incorporation, a true and complete copy of which has been delivered to the Holder; and

                           (d)    The execution and delivery of this Option
Agreement are not, and the issuance of the Shares upon exercise of this Option Agreement in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

                   11. Modification and Waiver. This Option Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                   12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the addresses indicated below:

                 If to the Company at:

                 APACHE Medical Systems, Inc.
                 1650 Tysons Boulevard, Suite 300
                 McLean, Virginia  22102-3915

                 Attention:  Gerald E. Bisbee, Jr., Ph.D.,
                             Chairman and Chief Executive Officer

                 With a copy to:

                 Gardner, Carton & Douglas
                 321 North Clark Street - Suite 3200
                 Chicago, Illinois  60610
                 Attention:  Nancy M. Borders

                 If to the Holder:

                 American Healthcare Systems Purchasing Partners, L.P. 4501 Charlotte Park Drive
                 P.O. Box 668800
                 Charlotte, North Carolina  28266
                 Attention:  Vice Chairman

                 with copies to:

                 American Healthcare Systems Purchasing Partners, L.P. 12730 High Bluff Drive
                 Suite 300
                 San Diego, California  92130
                 Attention:  Treasurer

                 Neal, Gerber & Eisenberg
                 Two North LaSalle Street - Suite 2200
                 Chicago, Illinois  60602
                 Attention:  Charles Evans Gerber

                 13. No Assignment; Binding Effect on Successors. This Option Agreement may not be sold, pledged, assigned, hypothecated, transferred or disposed of by the Holder in any manner, provided, however, that the Holder may assign and transfer this Option Agreement to an entity formed and operated as a successor to the Holder in the business of acting as a purchasing agent for hospitals affiliated with the Holder, and provided further that, in the event that the Holder intends to include any Shares purchasable hereunder in an underwritten offering of Common Stock, the Holder may assign and transfer the right to purchase such Shares to the underwriter so as to allow the underwriter to purchase such Shares for inclusion in the underwritten offering. This Option Agreement shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Option Agreement shall survive the exercise and termination of this Option Agreement. All of the covenants and agreements of the Company hereunder shall inure to the benefit of the successors of the Holder and all of the covenants and agreements of the Holder hereunder shall inure to the benefit of the successors of the Company.

                   14. Descriptive Headings. The descriptive headings of the several paragraphs of this Option Agreement are inserted for convenience only and do not constitute a part of this Option Agreement.

                   15. Governing Law. This Option Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without regard to principles of conflicts of law.


Dated:  ________________________________      APACHE MEDICAL SYSTEMS, INC.


                                              By: _____________________________

                                              Title: __________________________

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:              APACHE MEDICAL SYSTEMS, INC.

                          (1)     The undersigned hereby elects to purchase
________ shares of Common Stock of APACHE MEDICAL SYSTEMS, INC. pursuant to the terms of the attached Option Agreement, and (unless such election is being made pursuant to Subsection 1(b) of such Option Agreement) tenders herewith payment of the Exercise Price for such shares in full.

                          (2)     The undersigned is aware of the Company's
business affairs and financial condition, and has acquired all such information about the Company as it deems necessary and appropriate to enable it to reach an informed and knowledgeable decision to acquire such shares of Common Stock. In exercising this Option Agreement, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act"), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration provisions of the Securities Act or any state securities laws.

                          (3)     The undersigned understands that such shares
of Common Stock have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

                          (4)     The undersigned is able, without impairing
its financial condition, to hold such shares of Common Stock for an indefinite period of time and to suffer a complete loss of its investment. The undersigned understands that the Company is under no obligation to it to register such shares, except as provided in that Registration Agreement dated as of _________, 1996. In addition, the undersigned understands that the certificate evidencing these shares will be imprinted with a legend which prohibits the transfer of the shares unless (i) they are registered, (ii) such registration is not required in the opinion of counsel reasonably acceptable to the Company, or (iii) a letter from the Securities and Exchange Commission is obtained to the effect that no enforcement action will be taken if the shares are transferred.

                          (5)     The undersigned is familiar with the current
provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three
(3) years the sale being made through a
broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

                          (6)     The undersigned further understands that at
the time it wishes to sell such shares of Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling such shares under Rule 144 even if the two-year minimum holding period had been satisfied. It understands that the Company is under no obligation to it to make Rule 144 available.

                          (7)     The undersigned further understands that in
the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                          (8)     Please issue a certificate or certificates
representing said shares of Common Stock in the name of the undersigned and, if appropriate, please issue a new Option Agreement for the unexercised portion, if any, of the attached Option Agreement in the name of the undersigned.

Dated:  _____________________         American Healthcare Systems Purchasing
                                      Partners, L.P.


                                      By:   American Healthcare Plans, Inc.,
                                            its general partner

                                      ________________________________________
                                      By:_____________________________________
                                      Its:____________________________________

                                  EXHIBIT B
                           [BENCHMARK STUDY OPTION]


          THIS OPTION AND THE SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                          APACHE MEDICAL SYSTEMS, INC.
                        1650 Tysons Boulevard, Suite 300
                          McLean, Virginia  22102-3915



              OPTION AGREEMENT TO PURCHASE SHARES OF COMMON STOCK


                 THIS CERTIFIES THAT, in consideration of the execution and delivery of that certain Marketing Agreement, dated as of June 3, 1996 (the "Marketing Agreement"), and other good and valuable consideration, the receipt of which is hereby acknowledged, APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to AMERICAN HEALTHCARE SYSTEMS PURCHASING PARTNERS, L.P., a California limited partnership (the "Holder"), an option to purchase a total of Fifty Thousand (50,000) shares (the "Shares") of Common Stock of the Company, at a price per Share (the "Exercise Price") of $13.00, subject to adjustment and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's Common Stock, $.01 par value per share after giving effect to the Company's initial public offering, including the conversion of the Company's preferred stock and a one for 2.86 reverse stock split.

                   1. Method of Exercise; Payment; Issuance of New Option Agreement.

                           (a)    Cash Exercise.  To the extent that such right
is vested under Section 2 hereof, the purchase right represented by this Option Agreement may be exercised by the Holder, in whole or in part and from time to time on or after the date hereof through the tenth anniversary hereof, by (i) the surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and (ii) the payment to the Company, by certified check or wire transfer of funds to an account specified in writing by the Company, of an amount equal to the Exercise Price per Share multiplied by the number of Shares being purchased. The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Option Agreement is exercised. In the event of any exercise of the rights represented by this Option Agreement, certificates for the Shares so purchased shall be delivered to the Holder as soon as practicable and, unless this Option Agreement has been fully exercised or expired, a new Option Agreement representing the portion of the Shares, if any, with respect to which this Option Agreement shall not then have been exercised shall also be issued to the Holder as soon as practicable.

                           (b)    Cashless Exercise.  In lieu of exercising
this Option Agreement as provided in Subsection 1(a) above, to the extent vested under Section 2 hereof, from time to time on or after the date hereof through the tenth anniversary hereof, the Holder may elect to receive Shares equal to the value of this Option Agreement (or the portion thereof being cancelled) by surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company together with notice of such cashless exercise, in which event the Company shall issue to the Holder hereof a number of Shares computed using the following formula:

                                   Y (A - B)
                              X =  ---------
                                       A

Where

                 X     -      The number of Shares of Common Stock to be issued
                              to the Holder;

                 Y     -      The number of Shares of Common Stock vested under
                              Section 2 hereof;

                 A     -      The fair market value of one share of the
                              Company's Common Stock; and

                 B     -      The Exercise Price (as adjusted to the date of
                              such calculations);

provided that in no event shall "X" be less than zero (0).

                           (c)    Fair Market Value.  For purposes of
Subsection 1(b) above, fair market value of Common Stock shall mean the closing price of the Common Stock quoted on the NASDAQ National Market if the Common Stock is traded thereon or the closing price quoted on any national exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for ten trading days prior to the date of notice of exercise. If the Common Stock is not traded on the NASDAQ National Market or on a national exchange, the fair market value shall be the prevailing market price per share of Common Stock on any other securities exchange or in the over-the-counter market as determined in good faith by the Company's Board of Directors, which determination shall be conclusive.

                           (d)    Option Reduced by Exercise.  Each exercise
under this Option Agreement shall reduce the total number of Shares that may thereafter be purchased under this Option Agreement.

                   2.     Vesting of Option.

                           (a)    [      *      ] Benchmark Studies.  Twenty
Thousand (20,000) Shares under this Option Agreement shall vest in full and
become purchasable hereunder on December 31, 1996, IF at least [     *     ]
Member Hospitals (as defined in the Marketing Agreement) have Purchased a Benchmark Study from the Company between the date of the Marketing Agreement and December 31, 1996.  If less than One Hundred Member Hospitals have
Purchased a Benchmark Study from the Company between the date of the Marketing Agreement and December 31, 1996, none of the Twenty Thousand (20,000) Shares shall vest or become purchasable hereunder, and this Option Agreement shall be deemed to be reduced by such number of Shares as of such date. If at least
[    *    ] Member Hospitals Purchase a Benchmark Study from the Company between the date of the Marketing Agreement and December 31, 1999, on the date that the
last Purchase of the [   *    ] Purchases of a Benchmark Study is made by a
Member Hospital, whether before or after December 31, 1996, Ten Thousand (10,000) Shares under this Option Agreement shall vest in full and become purchasable hereunder as of such date.

                           (b)    [       *       ] Benchmark Studies.  Twenty
Thousand (20,000) Shares under this Option Agreement shall vest in full and
become purchasable hereunder, IF at least [     *     ] Member Hospitals have
Purchased a Benchmark Study from the Company between the date of the Marketing
Agreement and December 31, 1999.  If at least [     *     ] Member Hospitals,
but less than [     *     ] Member Hospitals, have Purchased a Benchmark Study
from the Company between the date of the Marketing Agreement and December 31,
1999, [     *     ] Shares will vest and become purchasable hereunder after
each such Purchase over the [     *     ] such Purchases made between the date
of the Marketing Agreement and December 31, 1999.  If less than [    *    ]
Member Hospitals have Purchased a Benchmark Study from the Company between the date of the Marketing Agreement and December 31, 1999, this Option Agreement shall be deemed to be reduced as of December 31, 1999 by such number of Shares as have not vested and become purchasable as of that date. The vesting provisions under this Section 2(b) are not affected by whether the
[     *   ] Purchases are made before or after December 31, 1996.

                           (c)    Purchases Calculation.  As used in this
Section 2, the terms "Purchased", "Purchase" and "Purchases" shall mean the binding and enforceable commitment on the part of a Member Hospital to purchase a Benchmark Study as evidenced by a signed written agreement executed by an authorized officer of such Member Hospital on or prior to the applicable date(s) referenced in this Section 2.

                   3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the purchase rights represented by this Option Agreement shall, upon





__________________________________

* Confidential portions omitted and filed separately with the Commission.

issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by this Option Agreement may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Option Agreement, a sufficient number of shares of its Common Stock to provide for the exercise of the purchase rights represented by this Option Agreement. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such shares of Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Option Agreement.

                   4. Fractional Shares. This Option Agreement may be exercised only with respect to a whole number of Shares. No fractional Share of Common Stock will be issued in connection with any exercise hereunder. To the extent that the formula stated in Subsection 1(b) or the vesting under Section 2 results in a fractional Share, the aggregate number of Shares issuable shall be rounded down to the nearest whole number of Shares.

                   5. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Option Agreement and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:


                           (a)    Adjustment for Stock Splits and Combinations.
If the Company at any time or from time to time effects a subdivision of the outstanding Common Stock, the Exercise Price for the Common Stock issuable upon exercise of this Option Agreement immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time combines the outstanding Common Stock, the Exercise Price of the Common Stock issuable upon exercise of this Option Agreement immediately before the combination shall be proportionately increased. Any adjustment under this Subsection 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           (b)    Adjustment for Certain Dividends and
Distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Shares issuable upon exercise of this Option Agreement by a fraction, (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Shares of Common Stock issuable upon exercise of this Option Agreement shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Shares of Common Stock issuable upon exercise of this Option Agreement shall be adjusted pursuant to this Subsection 5(b) as of the time of actual payment of such dividends or distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities other than Common Stock or in other property (other than cash), then and in each such event the Board of Directors of the Company shall make a good faith estimate of the value per share of Common Stock of such dividend or other distribution, and at the Board's election, either (i) the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to reflect the additional value that each outstanding share of Common Stock is receiving or (ii) this Option Agreement shall be considered as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to include the right to receive such additional value per share at the time of exercise by the delivery of the other securities or other property paid to the holders of Common Stock; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, no adjustment shall be made to this Option Agreement as of the close of business on such record date and thereafter this Option Agreement shall be adjusted pursuant to this Subsection 4(b) as of the time of actual payment of such dividends or distributions.

                           (c)     Adjustment for Reclassification, Exchange and
Substitution. If the Common Stock issuable upon the exercise of this Option Agreement is changed into the same or different number of shares of any class or classes of stock or other securities or other property, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Option Agreement into the kind and amount of stock and other securities or property receivable upon such recapitalization, reclassification or other change, by holders of the number of Shares of Common Stock for which this Option Agreement might have been exercised immediately prior to such recapitalization, reclassification or change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein and under the Company's Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

                           (d)    Reorganization, Mergers, Consolidations or
Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option Agreement, upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation, as amended from time to time, with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation (including adjustment of the number of Shares of Common Stock issuable upon exercise of this Option Agreement) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                           (e)    No Impairment.  The Company will not, by
amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against dilution or other impairment.

                           (f)    Notice of Capital Changes.  If at any time
the Company shall offer for subscription pro rata to the holders of shares of Common Stock any additional shares of stock of any class, other rights or any equity security of any kind, or there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of Common Stock shall participate in such subscription rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 business days prior to the action in question and not less than 20 business days prior to the record date in respect thereto.

                           (g)    Adjustment of Number of Shares.  Upon each
adjustment in the Exercise Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                           (h)    No Greater Anti-Dilution Protection.  The
Company hereby represents and warrants to the Holder that as of the date hereof the Company is not contractually committed to provide any greater or more favorable anti-dilution protection to any holder of an option, warrant or other contractual right to acquire shares of Common Stock of the Company than those rights granted to the Holder in this Section 4. The Company further covenants and agrees that if, after the date hereof, it shall grant to any person having the contractual right to acquire shares of Common Stock anti-dilution protection that is greater or more favorable than the rights granted to the Holder in this Section 4, the Company shall promptly give written notice to the Holder of such rights and shall automatically extend such greater or more favorable rights to the Holder as of the date of the grant of such rights to such other party.

                   6. Notice of Adjustments. Whenever the Exercise Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Paragraph 5 hereof, the Company shall make a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Shares purchasable after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder.

                   7. Compliance with Securities Act; Disposition of Option Agreement or Shares of Common Stock.

                           (a)    Compliance with Securities Act.  The Holder,
by acceptance hereof, agrees that this Option Agreement and the Shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of any Shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the registration provisions of the Securities Act of 1933, as amended (the "Act"). All Shares of Common Stock issued upon exercise of this Option Agreement (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED UNLESS (i) THE SECURITY IS REGISTERED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, OR
                          (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION IS OBTAINED TO THE EFFECT THAT NO ENFORCEMENT ACTION WILL BE PURSUED IF THE SECURITY IS SOLD OR DISPOSED OF WITHOUT REGISTRATION UNDER SUCH ACT."

                           (b)    Disposition of Shares.  With respect to any
offer, sale or other disposition of any Shares of Common Stock acquired pursuant to the exercise of this Option

Agreement prior to registration of such Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Shares of Common Stock and indicating whether or not under the Act certificates for such Shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of such Shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Subsection 7(b) that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, such Shares of Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company may request a reasonable assurance that the provisions of Rule 144 have been satisfied. The Company hereby covenants to use its best efforts to file all reports required to be filed by it under the Exchange Act, so that the requirement of paragraph (c) of Rule 144 promulgated under the Act as to adequate current public information shall be satisfied. Each certificate representing Shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                   8. Nature of the Option. This Option Agreement contains the grant of a non-statutory option and is not intended to qualify for any special tax benefits to the Holder.

                   9. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                   10. No Rights as Stockholder. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option Agreement shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                   11. Representations and Warranties. The Company represents and warrants to the Holder as follows:

                           (a)    This Option Agreement has been duly
authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                           (b)    The Shares have been duly authorized and
reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                           (c)    The rights, preferences, privileges and
restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Amended and Restated Certificate of Incorporation, a true and complete copy of which has been delivered to the Holder; and

                           (d)    The execution and delivery of this Option
Agreement are not, and the issuance of the Shares upon exercise of this Option Agreement in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

                   12. Modification and Waiver. This Option Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                   13. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the addresses indicated below:

                 If to the Company at:

                 APACHE Medical Systems, Inc.
                 1650 Tysons Boulevard, Suite 300
                 McLean, Virginia  22102-3915
                 Attention: Gerald E. Bisbee, Jr., Ph.D., Chairman and Chief Executive Officer

                 With a copy to:

                 Gardner, Carton & Douglas
                 321 North Clark Street - Suite 3200
                 Chicago, Illinois  60610
                 Attention:  Nancy M. Borders

                 If to the Holder:

                 American Healthcare Systems Purchasing Partners, L.P. 4501 Charlotte Park Drive
                 P.O. Box 668800
                 Charlotte, North Carolina  28266
                 Attention:  Vice Chairman

                 with copies to:

                 American Healthcare Systems Purchasing Partners, L.P. 12730 High Bluff Drive
                 Suite 300
                 San Diego, California  92130
                 Attention:  Treasurer

                 Neal, Gerber & Eisenberg
                 Two North LaSalle Street - Suite 2200
                 Chicago, Illinois  60602
                 Attention:  Charles Evans Gerber

                   14. No Assignment; Binding Effect on Successors. This Option Agreement may not be sold, pledged, assigned, hypothecated, transferred or disposed of by the Holder in any manner, provided, however, that the Holder may assign and transfer this Option Agreement to any entity formed and operated as a successor to the Holder in the business of acting as a purchasing agent for Member Hospitals, and provided further that, in the event that the Holder intends to include any Shares purchasable hereunder in an underwritten offering of Common Stock, the Holder may assign and transfer the right to purchase such Shares to the underwriter so as to allow the underwriter to purchase such Shares for inclusion in the underwritten offering. This Option Agreement shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Option Agreement shall survive the exercise and termination of this Option Agreement. All of the covenants and agreements of the Company hereunder shall inure to the benefit of the successors of the Holder and all of the covenants and agreements of the Holder hereunder shall inure to the benefit of the successors of the Company.

                   15. Descriptive Headings. The descriptive headings of the several paragraphs of this Option Agreement are inserted for convenience only and do not constitute a part of this Option Agreement.

                 16. Governing Law. This Option Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without regard to principles of conflicts of law.


Dated:  ________________________________      APACHE MEDICAL SYSTEMS, INC.


                                              By: _____________________________
                                              Title: __________________________

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:              APACHE MEDICAL SYSTEMS, INC.

                          (1)     The undersigned hereby elects to purchase
________ shares of Common Stock of APACHE MEDICAL SYSTEMS, INC. pursuant to the terms of the attached Option Agreement, and (unless such election is being made pursuant to Subsection 1(b) of such Option Agreement) tenders herewith payment of the Exercise Price for such shares in full.

                          (2)     The undersigned is aware of the Company's
business affairs and financial condition, and has acquired all such information about the Company as it deems necessary and appropriate to enable it to reach an informed and knowledgeable decision to acquire such shares of Common Stock. In exercising this Option Agreement, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act"), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration provisions of the Securities Act or any state securities laws.

                          (3)     The undersigned understands that such shares
of Common Stock have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

                          (4)     The undersigned is able, without impairing
its financial condition, to hold such shares of Common Stock for an indefinite period of time and to suffer a complete loss of its investment. The undersigned understands that the Company is under no obligation to it to register such shares, except as provided in that Registration Agreement dated as of ___________, 1996. In addition, the undersigned understands that the certificate evidencing these shares will be imprinted with a legend which prohibits the transfer of the shares unless (i) they are registered, (ii) such registration is not required in the opinion of counsel reasonably acceptable to the Company, or (iii) a letter from the Securities and Exchange Commission is obtained to the effect that no enforcement action will be taken if the shares are transferred.

                          (5)     The undersigned is familiar with the current
provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three
(3) years the sale being made through a
broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

                          (6)     The undersigned further understands that at
the time it wishes to sell such shares of Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling such shares under Rule 144 even if the two-year minimum holding period had been satisfied. It understands that the Company is under no obligation to it to make Rule 144 available.

                          (7)     The undersigned further understands that in
the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                          (8)     Please issue a certificate or certificates
representing said shares of Common Stock in the name of the undersigned and, if appropriate, please issue a new Option Agreement for the unexercised portion, if any, of the attached Option Agreement in the name of the undersigned.

Dated:  _____________________________________

American Healthcare Systems Purchasing Partners, L.P.

By: American Healthcare Plans, Inc.,
    its general partner

________________________________________
By:_____________________________________
Its:____________________________________

                                  EXHIBIT C

                         [NON-BENCHMARK STUDY OPTION]


          THIS OPTION AND THE SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                          APACHE MEDICAL SYSTEMS, INC.
                        1650 Tysons Boulevard, Suite 300
                          McLean, Virginia  22102-3915



              OPTION AGREEMENT TO PURCHASE SHARES OF COMMON STOCK


                 THIS CERTIFIES THAT, in consideration of the execution and delivery of that certain Marketing Agreement, dated as of June 3, 1996 (the "Marketing Agreement"), and other good and valuable consideration, the receipt of which is hereby acknowledged, APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to AMERICAN HEALTHCARE SYSTEMS PURCHASING PARTNERS, L.P., a California limited partnership (the "Holder"), an option to purchase a total of Two Hundred Fifty Thousand Eight Hundred Six (250,806) shares (the "Shares") of Common Stock of the Company, at a price per Share (the "Exercise Price") of $13.00, subject to adjustment and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's Common Stock, $.01 par value per share after giving effect to the Company's initial public offering, including the conversion of the Company's preferred stock and a one for 2.86 reverse stock split.

                   1. Method of Exercise; Payment; Issuance of New Option Agreement.

                           (a)    Cash Exercise.  To the extent that such right
is vested under Section 2 hereof, the purchase right represented by this Option Agreement may be exercised by the Holder, in whole or in part and from time to time on or after the date hereof through the tenth anniversary hereof, by (i) the surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and (ii) the payment to the Company, by certified check or wire transfer of funds to an account specified in writing by the Company, of an amount equal to the Exercise Price per Share multiplied by the number of Shares being purchased. The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Option Agreement is exercised.
In the event of any exercise of the rights represented by this Option Agreement, certificates for the Shares so purchased shall be delivered to the Holder as soon as practicable and, unless this Option Agreement has been fully exercised or expired, a new Option Agreement representing the portion of the Shares, if any, with respect to which this Option Agreement shall not then have been exercised shall also be issued to the Holder as soon as practicable.

                           (b)    Cashless Exercise.  In lieu of exercising
this Option Agreement as provided in Subsection 1(a) above, to the extent vested under Section 2 hereof, from time to time on or after the date hereof through the tenth anniversary hereof, the Holder may elect to receive Shares equal to the value of this Option Agreement (or the portion thereof being cancelled) by surrender of this Option Agreement (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company together with notice of such cashless exercise, in which event the Company shall issue to the Holder hereof a number of Shares computed using the following formula:

                                   Y (A - B)
                              X =  ---------
                                       A

Where

                 X     -      The number of Shares of Common Stock to be issued to the Holder;

                 Y     -      The number of Shares of Common Stock vested under Section 2 hereof;

                 A     -      The fair market value of one share of the Company's Common Stock; and

                 B     -      The Exercise Price (as adjusted to the date of such calculations);

provided that in no event shall "X" be less than zero (0).

                           (c)    Fair Market Value.  For purposes of
Subsection 1(b) above, fair market value of Common Stock shall mean the closing price of the Common Stock quoted on the NASDAQ National Market if the Common Stock is traded thereon or the closing price quoted on any national exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for ten trading days prior to the date of notice of exercise. If the Common Stock is not traded on the NASDAQ National Market or on a national exchange, the fair market value shall be the prevailing market price per share of Common Stock on any other securities exchange or in the over-the-counter market as determined in good faith by the Company's Board of Directors, which determination shall be conclusive.

                           (d)    Option Reduced by Exercise.  Each exercise
under this Option Agreement shall reduce the total number of Shares that may thereafter be purchased under this Option Agreement.

                   2.     Vesting of Option.

                           (a)    Fiscal Quarter Vesting of Non-Benchmark
Sales. Up to One Hundred Fifty-Six Thousand Four Hundred (156,400) Shares under this Option Agreement are eligible to vest and become purchasable hereunder under this Subsection 2(a) based upon the total cumulative Sales of non-Benchmark Study products and services made by the Company to Member Hospitals (as defined in the Marketing Agreement) between the date of the Marketing Agreement and December 31, 1999. All 156,400 Shares shall vest in full and become purchasable hereunder, IF at the total cumulative Sales of non-Benchmark Study products and services made by the Company to Member Hospitals between the date of the Marketing Agreement and December 31, 1999 is
[     *     ] or more.  The total cumulative number of Shares vested under this
Subsection 2(a) shall be calculated after the completion of each fiscal quarter as provided below in Subsection 2(c), starting with September 30, 1996 and ending with December 31, 1999 or such earlier fiscal quarter end by which all 156,400 Shares have become fully vested; provided, however, the first calculation shall be for the period from the date hereof through September 30, 1996. The total cumulative number of Shares that shall vest after the end of the end of each such fiscal quarter shall be equal to the number of Shares, up to 156,400, determined by multiplying 156,400 by a fraction the numerator of which is the total cumulative Sales of non-Benchmark Study products and services made by the Company to Member Hospitals from the date of the Marketing Agreement through the end of such fiscal quarter and the denominator of which
is [     *     ].  This Option Agreement shall be deemed to be reduced as of
December 31, 1999 by such number of Shares as have not vested and become purchasable as of that date.

                           (b)      Annual Vesting of Non-Benchmark Sales.
Up to Ninety-Four Thousand Four Hundred Six (94,406) Shares under this
Option Agreement are eligible to vest and become purchasable under this Subsection 2(b) after the end of each fiscal year based upon the total Sales of non-Benchmark Study products and services made by the Company to Member Hospitals during each such year ended December 31, starting with fiscal year 1996, as is set forth below:

                 YEAR                      ANNUAL SALES                      SHARES VESTED
                 ----                      ------------                      -------------
                 1996                      [      *      ]                       23,426

                 1997                      [      *      ]                       23,426

                 1998                      [      *      ]                       23,777

                 1999                      [      *      ]                       23,777





__________________________________

*     Confidential portions omitted and filed separately with the Commission.

If one of the foregoing annual Sales targets is not reached, none of the Shares listed for such fiscal year shall vest, and this Option Agreement shall be deemed to be reduced by such number of Shares as of the end of such fiscal year. If the annual Sales target for a given fiscal year is reached prior to the end of such fiscal year, the Shares listed as vested shall be considered vested as of the last day of such fiscal year, on which the annual Sales target is reached. If the actual Sales of Non-Benchmark Study products and services made to Member Hospitals for a given fiscal year is greater than the annual Sales target for such fiscal year, the difference between the actual Sales of Non-Benchmark Study products and services made to Member Hospitals for such fiscal year and the annual Sales target for such year shall be carried forward into the next fiscal year or years and applied as if such Sales were made in the latter fiscal year or years.

                          (c)     Sales Calculation.  As used in this Section
2, the terms "Sales" and "Sale" shall mean the total net dollar amount of sales to Member Hospitals for non-Benchmark Study products and services as reflected in binding and enforceable written sales contracts or any amendments or supplements thereto signed by authorized officers of Premier Hospitals and accepted by the Company. A "Sale" of a non-Benchmark Study product or service shall be considered to be made for the purposes of this Section 2 as of the date, on or after execution of such contract, amendment or supplement, on which the customary, required down payment has been received by the Company, or if such down payment is not required or is waived, on the date of the execution of such contract, amendment or supplement; provided, however, that if the price given to a Member Hospital for a non-Benchmark Study product or service is later retroactively reduced by the Company, the Sales for the applicable quarter and the applicable year shall be reduced by the same amount as the reduction. In addition, if prior to December 31, 1999 the Company has sold
[ * ] Benchmark Studies to Premier Hospitals, the net dollar amount of each additional Benchmark Study sale over the first [ * ] such sales shall be treated for the purposes of this Section 2 as a Sale of non-Benchmark Study products and services. The Company shall calculate the Sales (cumulative in the case of Subsection 2(a) and annual in the case of Subsection 2(b)), within twenty (20) days of the end of each fiscal quarter in the case of Subsection 2(a) and within forty-five (45) days of the end of each fiscal year in the case of Subsection 2(b), and shall promptly deliver this calculation to the Holder. The Holder may challenge any such calculation if it believes in good faith that such calculation is not accurate by giving written notice to the Company of such challenge within forty (40) days of the end of such fiscal quarter or within seventy-five (75) days of such fiscal year, as the case may be, stating the amount of Sales which it believes is the correct number. If the Holder so challenges such calculation and the Company does not agree with the Holder's stated amount of Sales, KMPG Peat Marwick LLP (or such other nationally recognized accounting firm as shall then be the auditors for the Company) (the "Auditors") shall determine the correct amount of cumulative Sales or Sales for such period, as the case may be, and its determination shall be binding upon the Company and the Holder. The fees and expenses of the Auditors shall be borne by the party whose Sales calculation was further from the amount of Sales determined by the Auditors.

                 3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the purchase rights represented by this Option Agreement shall, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and





__________________________________

* Confidential portions omitted and filed separately with the Commission.

charges with respect to the issue thereof. During the period within which the purchase rights represented by this Option Agreement may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Option Agreement, a sufficient number of shares of its Common Stock to provide for the exercise of the purchase rights represented by this Option Agreement. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such shares of Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Option Agreement.

                 4. Fractional Shares. This Option Agreement may be exercised only with respect to a whole number of Shares. No fractional Share of Common Stock will be issued in connection with any exercise hereunder. To the extent that the formula stated in Subsection 1(b) or the vesting under Section 2 results in a fractional Share, the aggregate number of Shares issuable shall be rounded down to the nearest whole number of Shares.

                 5. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Option Agreement and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                 (a)      Adjustment for Stock Splits and Combinations.
If the Company at any time or from time to time effects a subdivision of the outstanding Common Stock, the Exercise Price for the Common Stock issuable upon exercise of this Option Agreement immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time combines the outstanding Common Stock, the Exercise Price of the Common Stock issuable upon exercise of this Option Agreement immediately before the combination shall be proportionately increased. Any adjustment under this Subsection 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                 (b)      Adjustment for Certain Dividends and
Distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Shares issuable upon exercise of this Option Agreement by a fraction, (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Shares of Common Stock issuable upon exercise of this Option

Agreement shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Shares of Common Stock issuable upon exercise of this Option Agreement shall be adjusted pursuant to this Subsection 5(b) as of the time of actual payment of such dividends or distributions. In the event the Company at any time, or from time to time, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities other than Common Stock or in other property (other than cash), then and in each such event the Board of Directors of the Company shall make a good faith estimate of the value per share of Common Stock of such dividend or other distribution, and at the Board's election, either (i) the number of shares of Common Stock issuable upon exercise of this Option Agreement shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to reflect the additional value that each outstanding share of Common Stock is receiving or (ii) this Option Agreement shall be considered as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date to include the right to receive such additional value per share at the time of exercise by the delivery of the other securities or other property paid to the holders of Common Stock; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, no adjustment shall be made to this Option Agreement as of the close of business on such record date and thereafter this Option Agreement shall be adjusted pursuant to this Subsection 4(b) as of the time of actual payment of such dividends or distributions.

                 (c) Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Option Agreement is changed into the same or different number of shares of any class or classes of stock or other securities or other property, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Option Agreement into the kind and amount of stock and other securities or property receivable upon such recapitalization, reclassification or other change, by holders of the number of Shares of Common Stock for which this Option Agreement might have been exercised immediately prior to such recapitalization, reclassification or change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein and under the Company's Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

                 (d) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option Agreement, upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation, as amended from time to time, with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section and the Company's Amended and Restated Certificate of Incorporation (including adjustment of the number of Shares of Common Stock issuable upon exercise of this Option Agreement) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                 (e) No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against dilution or other impairment.

                 (f) Notice of Capital Changes. If at any time the Company shall offer for subscription pro rata to the holders of shares of Common Stock any additional shares of stock of any class, other rights or any equity security of any kind, or there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of Common Stock shall participate in such subscription rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 business days prior to the action in question and not less than 20 business days prior to the record date in respect thereto.

                 (g) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                 (h) No Greater Anti-Dilution Protection. The Company hereby represents and warrants to the Holder that as of the date hereof the Company is not contractually committed to provide any greater or more favorable anti-dilution protection to any holder of an option, warrant or other contractual right to acquire shares of Common Stock of the Company than those rights granted to the Holder in this Section 4. The Company further covenants and agrees that if, after the date hereof, it shall grant to any person having the contractual right to acquire shares of Common Stock anti-dilution protection that is greater or more favorable than the rights granted to the Holder in this
Section 4, the Company shall promptly give written notice to the Holder of such rights and shall automatically extend such greater or more favorable rights to the Holder as of the date of the grant of such rights to such other party.

                 6. Notice of Adjustments. Whenever the Exercise Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Paragraph 5 hereof, the Company shall make a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Shares purchasable after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder.

                  7. Compliance with Securities Act; Disposition of Option Agreement or Shares of Common Stock.

                          (a)     Compliance with Securities Act.  The Holder,
by acceptance hereof, agrees that this Option Agreement and the Shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of any Shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the registration provisions of the Securities Act of 1933, as amended (the "Act"). All Shares of Common Stock issued upon exercise of this Option Agreement (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED UNLESS (i) THE SECURITY IS REGISTERED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, OR
                          (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION IS OBTAINED TO THE EFFECT THAT NO ENFORCEMENT ACTION WILL BE PURSUED IF THE SECURITY IS SOLD OR DISPOSED OF WITHOUT REGISTRATION UNDER SUCH ACT."

                          (b)     Disposition of Shares.  With respect to any
offer, sale or other disposition of any Shares of Common Stock acquired pursuant to the exercise of this Option Agreement prior to registration of such Shares, the Holder agrees to give written notice to the

Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect) of such Shares of Common Stock and indicating whether or not under the Act certificates for such Shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of such Shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Subsection 7(b) that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, such Shares of Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company may request a reasonable assurance that the provisions of Rule 144 have been satisfied. The Company hereby covenants to use its best efforts to file all reports required to be filed by it under the Exchange Act, so that the requirement of paragraph (c) of Rule 144 promulgated under the Act as to adequate current public information shall be satisfied. Each certificate representing Shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                 8. Nature of the Option. This Option Agreement contains the grant of a non-statutory option and is not intended to qualify for any special tax benefits to the Holder.

                 9. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                10. No Rights as Stockholder. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option Agreement shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                11. Representations and Warranties. The Company represents and warrants to the Holder as follows:

                 (a)      This Option Agreement has been duly
authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                 (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                 (c)      The rights, preferences, privileges and
restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Amended and Restated Certificate of Incorporation, a true and complete copy of which has been delivered to the Holder; and

                 (d)      The execution and delivery of this Option
Agreement are not, and the issuance of the Shares upon exercise of this Option Agreement in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

                 12. Modification and Waiver. This Option Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                 13. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the addresses indicated below:

                 If to the Company at:

                 APACHE Medical Systems, Inc.
                 1650 Tysons Boulevard, Suite 300
                 McLean, Virginia  22102-3915
                 Attention: Gerald E. Bisbee, Jr., Ph.D., Chairman and Chief Executive Officer

                 With a copy to:

                 Gardner, Carton & Douglas
                 321 North Clark Street - Suite 3200
                 Chicago, Illinois  60610
                 Attention:  Nancy M. Borders

                 If to the Holder:

                 American Healthcare Systems Purchasing Partners, L.P. 4501 Charlotte Park Drive
                 P.O. Box 668800
                 Charlotte, North Carolina  28266
                 Attention:  Vice Chairman

                 with copies to:

                 American Healthcare Systems Purchasing Partners, L.P. 12730 High Bluff Drive
                 Suite 300
                 San Diego, California  92130
                 Attention:  Treasurer

                 Neal, Gerber & Eisenberg
                 Two North LaSalle Street - Suite 2200
                 Chicago, Illinois  60602
                 Attention:  Charles Evans Gerber

                 14. No Assignment; Binding Effect on Successors. This Option Agreement may not be sold, pledged, assigned, hypothecated, transferred or disposed of by the Holder in any manner, provided, however, that the Holder may assign and transfer this Option Agreement to any entity formed and operated as a successor to the Holder in the business of acting as a purchasing agent for Member Hospitals, and provided further that, in the event that the Holder intends to include any Shares purchasable hereunder in an underwritten offering of Common Stock, the Holder may assign and transfer the right to purchase such Shares to the underwriter so as to allow the underwriter to purchase such Shares for inclusion in the underwritten offering.

                 This Option Agreement shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Option Agreement shall survive the exercise and termination of this Option Agreement. All of the covenants and agreements of the Company hereunder shall inure to the benefit of the successors of the Holder and all of the covenants and agreements of the Holder hereunder shall inure to the benefit of the successors of the Company.

                 15. Descriptive Headings. The descriptive headings of the several paragraphs of this Option Agreement are inserted for convenience only and do not constitute a part of this Option Agreement.

                 16. Governing Law. This Option Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without regard to principles of conflicts of law.


Dated:  ____________________________           APACHE MEDICAL SYSTEMS, INC.


                                               By: _________________________
                                               Title: ______________________

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:              APACHE MEDICAL SYSTEMS, INC.


                          (1)     The undersigned hereby elects to purchase
________ shares of Common Stock of APACHE MEDICAL SYSTEMS, INC. pursuant to the terms of the attached Option Agreement, and (unless such election is being made pursuant to Subsection 1(b) of such Option Agreement) tenders herewith payment of the Exercise Price for such shares in full.

                          (2)     The undersigned is aware of the Company's
business affairs and financial condition, and has acquired all such information about the Company as it deems necessary and appropriate to enable it to reach an informed and knowledgeable decision to acquire such shares of Common Stock. In exercising this Option Agreement, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act"), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration provisions of the Securities Act or any state securities laws.

                          (3)     The undersigned understands that such shares
of Common Stock have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

                          (4)     The undersigned is able, without impairing
its financial condition, to hold such shares of Common Stock for an indefinite period of time and to suffer a complete loss of its investment. The undersigned understands that the Company is under no obligation to it to register such shares, except as provided in that Registration Agreement dated as of __________, 1996. In addition, the undersigned understands that the certificate evidencing these shares will be imprinted with a legend which prohibits the transfer of the shares unless (i) they are registered, (ii) such registration is not required in the opinion of counsel reasonably acceptable to the Company, or (iii) a letter from the Securities and Exchange Commission is obtained to the effect that no enforcement action will be taken if the shares are transferred.

                          (5)     The undersigned is familiar with the current
provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three
(3) years the sale being made through a
broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

                          (6)     The undersigned further understands that at
the time it wishes to sell such shares of Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling such shares under Rule 144 even if the two-year minimum holding period had been satisfied. It understands that the Company is under no obligation to it to make Rule 144 available.

                          (7)     The undersigned further understands that in
the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                          (8)     Please issue a certificate or certificates
representing said shares of Common Stock in the name of the undersigned and, if appropriate, please issue a new Option Agreement for the unexercised portion, if any, of the attached Option Agreement in the name of the undersigned.

Dated:  __________________________

                                      American Healthcare Systems Purchasing
                                        Partners, L.P.

                                      By:  American Healthcare Plans, Inc.,
                                           its general partner


                                      ________________________________________
                                      By:_____________________________________
                                      Its:____________________________________

                                  EXHIBIT D




                             REGISTRATION AGREEMENT


         REGISTRATION AGREEMENT, dated as of _______________, 1996 (the "Agreement"), by and between APACHE Medical Systems, Inc., a Delaware corporation (the "Company"), and American Healthcare Systems Purchasing Partners, L.P. ("Purchasing Partners").

                                    RECITALS

         A. In connection with the issuance of Series E and Series F Preferred Stock in December 1995, the Company, the holders of all of the outstanding Series of Preferred Stock of the Company and Key Employees (as defined herein) entered into a Registration Agreement, dated as of December 28, 1995 (the "Other Registration Agreement"), which amended, restated and superseded the terms of all prior registration agreements and combined all registration provisions applicable to the capital stock of the Company.

         B. The Company now wishes to grant registration rights to Purchasing Partners as permitted by Section 12 of the Other Registration Agreement in connection with Purchasing Partners' purchase of up to 366,294 shares of Common Stock of the Company pursuant to the exercise of certain options (the "Options") granted to Purchasing Partners in consideration of Purchasing Partners' entering into that certain Marketing Agreement, dated as of June 3, 1996, (or such greater or lesser number of shares as to which the 366,294 shares are adjusted pursuant to the terms of the Options).

         1. Definitions. As used in this Agreement, the following terms have the following meanings:

         Common Stock:  The common stock, $.01 par value, of the Company.

         Forms S-1, S-2 and S-3: The forms so designated, promulgated by the Securities and Exchange Commission (the "Commission") for registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

         Holder: A holder of Registrable Stock as defined in the Other Registration Agreement.

         Investors: Collectively, the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock.

         Key Employees: William A. Knaus, Elizabeth A. Draper, Douglas P. Wagner, Jack E. Zimmerman and Gerald E. Bisbee, Jr.

         "Register", "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

         Registrable Stock: All shares of Common Stock included in the definition of Registrable Stock in the Other Registration Agreement and all shares of Common Stock issued or issuable upon exercise of the Options.

         Subject Stock: All Registrable Stock held (or to be held after giving effect to exercise of options or warrants) by Purchasing Partners, the Investors and the Key Employees, other than shares acquired in a distribution pursuant to a registration statement filed by the Company under the Securities Act.

         2.      Required Registration.

                 (a) Subject to the terms of Section 4 hereof, Purchasing Partners may request the Company in writing to effect a registration of at least 50,000 shares of its Common Stock (or such greater or lesser number of shares as to which 50,000 shares are adjusted pursuant to the terms of the Options), stating the number of shares of Registrable Stock to be disposed of by such Purchasing Partners and the intended method of disposition.

                 (b) The Holders and Key Employees may register securities for sale for their own account in any registration requested pursuant to this Section 2, subject to limitations on the number of shares which may be imposed by the underwriter as set forth in Section 4(d) below. Upon receipt of such request, the Company will give prompt written notice thereof to all Holders and Key Employees (including in such notice, the name of any managing underwriter designated by Purchasing Partners pursuant to Section 7) whereupon such Holders and Key Employees shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder(s) or Key Employee(s) and the intended method of disposition.

                 (c) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Subject Stock specified in the request of Purchasing Partners, the requests of Holders and the requests of the Key Employees subject, however, to the limitations set forth in
         Section 4.

         3. Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect promptly the registration of shares of Subject Stock, the Company will:

                 (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred fifty (150) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

                 (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

                 (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified;

                 (e) if such registration is to be underwritten, enter into an underwriting agreement in form and content typical of underwriting agreements customarily used and use reasonable efforts to make appropriate officers of the Company available to participate at Purchasing Partners' expense in a "road show", to the extent such participation is reasonably deemed necessary by the underwriters; and

                 (f) if such registration is not to be underwritten, furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

         4.      Limitations on Required Registrations.

                 (a) The Company shall not be required to effect more than one registration pursuant to Section 2, unless all shares sought to be registered by Purchasing Partners are not included in the registration pursuant to Section 2, in which case Purchasing Partners shall have one additional demand right pursuant to Section 2 which may be exercised only after January 1, 1998.

                 (b) The Company shall not be required to cause a registration requested pursuant to Section 2 to become effective prior to ninety (90) days after the effective date of the first registration statement requested by the Holders under Section 2 of the Other Registration Agreement.

                 (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to Sections 2 or 14 unless permitted to do so by the written consent of Purchasing Partners. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement any employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) to be initiated after a registration requested pursuant to Section 2 and to become effective less than 120 days after the effective date of any registration requested pursuant to Section 2.

                 (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 2(b) and 4(c), if the underwriter determines that (i) marketing factors require a limitation of the total number of shares of the Holders, Key Employees and/or the Company to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Holders, Key Employees and/or the Company, the underwriter may exclude or otherwise limit the number of shares of Subject Stock to be included in the registration and underwriting. The Company shall so advise Purchasing Partners, all Holders and Key Employees (except those Holders and Key Employees who have not indicated to the Company their decision to distribute any of their Subject Stock through such underwriting), and the number of shares of Subject Stock that may be included in the registration and underwriting shall be allocated among Purchasing Partners and such Holders and such Key Employees in proportion, as nearly as practicable, to the respective amounts of Subject Stock owned (or to which they have the current, vested right to acquire) by Purchasing Partners, such Holders and such Key Employees at the time of filing the registration statement, and the remainder, if any, to the Company; provided, however, if the demand is pursuant to Section 2 and all shares sought to be registered by Purchasing Partners are not included in such registration, Purchasing Partners shall have an additional demand right pursuant to Section 2 exercisable only after January 1, 1998. No Subject Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Key Employee disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                 (e) If at the time of any request to register Registrable Stock pursuant to Section 2, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which Purchasing Partners may include such Stock pursuant to Section 5 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once while the right set forth in Section 2 is in effect.

         5. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), including registrations made at the request of Holders under the Other Registration Agreement, the Company will each such time give written notice to Purchasing Partners, all Holders and Key Employees of its intention so to do. Upon the written request of Purchasing Partners, a Holder or Holders or a Key Employee or Key Employees (stating the number of shares of Subject Stock to be disposed of thereby and the intended method of disposition) given within 20 days after receipt of any such notice, the Company will use its best efforts to cause all such shares of Subject Stock intended to be disposed of, Purchasing Partners, the Holders or the Key Employees of which shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by Purchasing Partners, such Holder or Holders or Key Employee or Key Employees of the shares so registered, subject, however, to the limitations set forth in Section 6.

         6. Limitations on Incidental Registration. If the registration of which the Company gives notice pursuant to Section 5 is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares of Subject Stock to be included in the registration and underwriting. In the case of a registration initiated by the Company, the Company shall advise Purchasing Partners, all Holders and Key Employees (except those Holders and Key Employees who have not indicated to the Company their decision to distribute any of their Subject Stock through such underwriting) of the limitations imposed by the underwriter, and the number of shares of Subject Stock that may be included in the registration and underwriting shall be allocated among Purchasing Partners, such Holders and Key Employees in proportion, as nearly as practicable, to the respective amounts of Subject Stock owned by (or as to which there is a current vested right to acquire) Purchasing Partners, such Holders and Key Employees at the time of filing the registration statement. In the case of a registration initiated by Holders under the Other Registration Agreement, the Company shall comply with the terms of the Other Registration Statement with respect to allocation of shares of Subject Stock to be included in the underwriting first among Holders and then among Key Employees and shall advise Purchasing Partners of the limitations imposed by the underwriter, and the number of shares of Subject Stock that may be included in the registration and underwriting by Purchasing Partners shall be limited to such number of shares as is remaining after inclusion of the Subject Stock of all Holders and Key Employees who wish to distribute their Subject Stock through such registration and underwriting. No Subject Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If Purchasing Partners or any Holder or Key Employee disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

           7. Termination of Agreement. The registration rights granted under Sections 2 and 5 shall terminate as to Purchasing Partners or any successor of such rights at such time as such person (i) no longer holds or has the right to acquire an aggregate number of shares of Common Stock equal to one percent (1%) or more of the outstanding shares of Common Stock of the Company and (ii) would then be permitted to sell all of such shares within one three-month period pursuant to Rule 144.

           8.    Designation of Underwriter.

                 (a)      In the case of any registration effected pursuant to
         Section 2, Purchasing Partners shall have the right to designate the managing underwriter in any underwritten offering.

                 (b) In the case of any registration initiated by Holders, such Holders shall have the right to designate the managing underwriter in any underwritten offering.

                 (c) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

           9. Form S-3. The Company shall effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3. After the Company has qualified for the use of Form S-3 and after January 1, 2001, Purchasing Partners shall have the right to request up to two registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition), subject only to the following:

                 (a) The Company shall not be required to effect a registration pursuant to this Section 9, unless Purchasing Partners proposes to dispose of at least 50,000 shares of Registrable Stock (or such greater or lesser number of shares as to which 50,000 shares are adjusted pursuant to the terms of the Options).

                 (b) The Company shall not be required to effect a registration pursuant to this Section 9 more frequently than once every six months.

The Company shall give notice to all Holders and Key Employees (to the extent they have rights of registration under the Other Registration Agreement) of the receipt of a request for registration pursuant to this Section 9, and shall provide a reasonable opportunity for such other Holders and

Key Employees to participate in the registration, provided that if the registration is for an underwritten offering, the terms of paragraph (d) of
Section 4 shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Subject Stock on Form S-3 to the extent requested by Purchasing Partners.

         10.     Cooperation by Purchasing Partners.

                 (a) Purchasing Partners and each underwriter designated by Purchasing Partners, will furnish to the Company such information as the Company may reasonably require from Purchasing Partners or such underwriter in connection with the registration statement (and the prospectus included therein).

                 (b) Failure of Purchasing Partners to furnish the information and agreements described in this Agreement shall not affect the obligations of the Company under the Other Registration Agreement to remaining sellers who furnish such information and agreements, unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

                 (c) Purchasing Partners, to the extent that it has shares included in the registration statement, will suspend (until further notice) further sales of such shares after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in paragraph (b) of Section 3 (and any extensions thereof required by the preceding sentence), Purchasing Partners, to the extent that it has shares included in the registration statement, shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and Purchasing Partners shall (after written request for such notice, describing the information required in the response) notify the Company of the number of shares registered which remain unsold promptly upon receipt of such notice from the Company.

         11. Expenses of Registration. All expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except (a) that all underwriting discounts and commissions, if any, shall be borne by Purchasing Partners, the Holders and the Key Employees holding the securities registered pursuant to such registration, pro-rata according to the quantity of their securities so registered; and (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of Purchasing Partners (in which case Purchasing Partners shall bear such expenses); provided, however, that if immediately prior to the time of such withdrawal, Purchasing Partners has learned of a materially adverse change in the condition, business or prospects of the Company (other than events outside the control of the Company) from that known to Purchasing Partners at the time of their request, then Purchasing Partners shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 2 and 9.

         12.     Indemnification.

                 (a) To the extent permitted by law, the Company will indemnify Purchasing Partners, each partner, agent, officer and director of Purchasing Partners, each person controlling Purchasing Partners, and each underwriter and selling broker of the securities so registered (collectively, "Representative" and collectively with Purchasing Partners, each such partner, agent, officer, director or person, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act and any state law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to any Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitee and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Representative, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that the indemnity agreement contained in this subsection 11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

                 (b) To the extent permitted by law, Purchasing Partners and each underwriter of the securities registered will indemnify each other, the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made; and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for all legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by Purchasing Partners or such underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any Representative, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Purchasing Partners, which consent shall not be unreasonably withheld; and provided, further, that the obligations of Purchasing Partners shall be limited to an amount equal to the proceeds to Purchasing Partners of the Subject Stock sold by it as contemplated herein, unless such claim, loss, damage, liability or action resulted from Purchasing Partners' fraudulent misconduct.

                 (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided, further, the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 12, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 (d) The reimbursement required by this Section 12 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                 (e) The obligation of the Company under this Section 12 shall survive the completion of any offering of Subject Stock in a registration statement under this Agreement, or otherwise.

         13.     Rights Which May Be Granted to Subsequent Investors.

                 (a)      Within the limitations prescribed by this paragraph
         (a), but not otherwise, the Company may grant to subsequent investors in the Company and to persons who as of the date hereof are holders of Common Stock or holders of options to purchase Common Stock rights of incidental registration (such as those provided in Section 5). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) a registration actually requested by Purchasing Partners pursuant to Section 2, but only in respect to that portion of such registration as remains available after inclusion of all Registrable Stock requested by Purchasing Partners, Holders and Key Employees, (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 6 (which limitations shall apply pro-rata to Purchasing Partners, all Holders and Key Employees (to the extent such Holders and Key Employees still have rights under the Other Registration Agreement)), and such rights shall be limited in all cases to sharing pro-rata in the available portion of the registration in question with Purchasing Partners, Holders and Key Employees such sharing to be based on the number of shares of Common Stock held or to be held by Purchasing Partners, Holders and Key Employees and held or to be held by such other investors, plus the number of shares of Common Stock into which other securities held by such other investors are convertible, which are entitled to registration rights, and (iii) registrations requested by Holders under the Other Registration Agreement, but only with respect to that portion of such registration as remains available after inclusion of all Registrable Stock requested by Holders, Key Employees and Purchasing Partners. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i), (ii) and (iii) of the third sentence of this paragraph
         (a). Shares not included in such underwriting shall not be registered.

                  (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 2), unless (i) such rights are limited to shares of Common Stock, (ii) Purchasing Partners, all Holders and Key Employees (to the extent such Holders and Key Employees still have rights under the Other Registration Agreement) are given enforceable contractual rights to participate in registrations requested by such subsequent investors, such participation to be on a pro-rata basis and subject to the limitations described in the final three sentences of paragraph (a) of this Section 13, (iii) such rights shall not become effective prior to 90 days after the effective date of the first registration pursuant to Section 2 of the Other Registration Agreement, and (iv) such right shall not be more favorable than those granted to the Holders in the Other Registration Agreement.

         14.      Annual Registrations by the Company.

                  (a) Subject to the terms and conditions of this Section 14, starting with the fiscal year ending December 31, 1996, for each of the next four years through the fiscal year ending December 31, 1999, unless Purchasing Partners consents otherwise, the Company hereby covenants and agrees to effect a registration of shares of Common Stock for sale by Purchasing Partners, the Holders and Key Employees as soon thereafter as is practicable following the filing of the Company's annual report on Form 10-K for such fiscal year (an "Annual Registration"). The Company shall give notice to Purchasing Partners and each Holder and Key Employee of the Annual Registration and each such person shall have twenty days from the date of the notice to request in writing to the Company that shares of Subject Stock held (or to be held upon exercise of options or warrants) by such person be included in the Annual Registration. If one or more of Purchasing Partners, the Holders or the Key Employees, who requests to register for sale in the Annual Registration at least 50,000 shares of Subject Stock (or such greater or lesser number of shares as to which 50,000 shares are adjusted pursuant to the terms of the Options), requests in its/their notice(s) that such offering be underwritten, the Company shall use its best efforts to secure an underwriter to underwrite the shares to be sold in the Annual Registration. If such a request is made and if the Company is successful in securing an underwriter to underwrite such shares, the Company shall give notice that the offering is to be underwritten to each person who notified the Company of its intent to include Subject Stock in the Annual Registration. Each such person shall then have ten days from the date of such notice of underwriting to notify the Company that such person no longer wishes to include Subject Stock in the Annual Registration or wishes to reduce the number of shares included in the Annual Registration. If, after such ten days, the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares of Subject Stock to be included in the registration and underwriting. In such a case, the Company shall advise Purchasing Partners, all Holders and Key Employees (except those Holders and Key Employees who have not indicated to the Company their decision to distribute any of their Subject Stock through such underwriting) of the limitations imposed by the underwriter, and the number of shares of

         Subject Stock that may be included in the registration and underwriting shall be allocated as is provided in Section 6 for underwritten offerings initiated by the Company.

                 (b) The obligation of the Company to effect an Annual Registration is limited as follows:

                          (i) The first Annual Registration shall not become effective sooner than nine months after the effective date of the registration statement on Form S-1 for the Company's initial public offering.

                          (ii) If at the time of any Annual Registration, the Company is engaged, or has fixed plans to engage within 90 days of the date the annual report of Form 10-K is due, in a registered public offering as to which Purchasing Partners may include such Subject Stock pursuant to Section 5 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the Annual Registration to the material detriment of the Company, then the Company may at its option direct that such Annual Registration be delayed for a period not in excess of three months from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay an Annual Registration to be exercised by the Company not more than once per calendar year.

                          (iii) The Company shall not be required to effect an Annual Registration pursuant to this Section 14, unless Purchasing Partners and the Holders and Key Employees who request to register shares for sale in the Annual Registration propose to dispose of at least 50,000 shares of Registrable Stock (or such greater or lesser number of shares as to which 50,000 shares are adjusted pursuant to the terms of the Options).

         15. Transfer of Registration Rights. The registration rights granted to Purchasing Partners under this Agreement may not be transferred, except that Purchasing Partners may assign and transfer such rights to an entity formed and operated as a successor to Purchasing Partners in the business of acting as a purchasing agent for hospitals affiliated with Purchasing Partners and to underwriters of the Subject Stock.

         16. "Stand-Off" Agreement. In consideration for the Company performing its obligations under this Agreement, Purchasing Partners agrees for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Stock, other than shares of Registrable Stock included, in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided that all officers and directors of the Company, each Holder who is then entitled to registration rights under the Other Registration Agreement and each holder of more than 5% of the outstanding Common Stock shall enter into similar agreement.

           17. Delay of Registration. Purchasing Partners shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

           18. Notices. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section
18) shall be in writing, and shall be mailed by first-class or certified mail, postage prepaid, delivered by Federal Express or similar overnight courier, or personally delivered, as follows:

                 If to the Company:

                 Apache Medical Systems, Inc.
                 1650 Tysons Boulevard - Suite 300
                 McLean, Virginia  22102-3915
                 Attention: Gerald E. Bisbee, Jr., Ph.D., Chairman and Chief Executive Officer

                 with a copy to:

                 Gardner, Carton & Douglas
                 321 North Clark Street - Suite 3200
                 Chicago, Illinois  60610
                 Attention:  Nancy M. Borders

                 If to Purchasing Partners:

                 American Healthcare Systems Purchasing Partners, L.P. 4501 Charlotte Park Drive
                 P.O. Box 668800
                 Charlotte, North Carolina  28266
                 Attention:  Vice Chairman

                 with copies to:

                 American Healthcare Systems Purchasing Partners, L.P. 12730 High Bluff Drive
                 Suite 300
                 San Diego, California  92130
                 Attention:  Treasurer

                 Neal, Gerber & Eisenberg
                 Two LaSalle Street - Suite 2200
                 Chicago, Illinois  60602
                 Attention:  Charles Evans Gerber
or such other addresses as each of the parties hereto may provide from time to time in writing to the other party.

           19. Conflict with Other Agreements. The terms of this Agreement shall be binding upon the parties hereof notwithstanding any conflicting provision in any other agreement to which either is a party.

           20. Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless effected by a writing executed and delivered by the Company and Purchasing Partners.

           21. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

           22. Successors. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto.

           23. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

           24. Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware as applied to agreements entered into and to be performed entirely within Delaware. In the event any provision of this Agreement or the application of such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

           25. Headings. The descriptive headings of the Sections hereof and the Schedules hereto are inserted for convenience only, and do not constitute a part of this Agreement.

         This Agreement is hereby executed as of the date first above written.

                                  APACHE MEDICAL SYSTEMS, INC.


                                  By:  ________________________________
                                  Name:
                                  Title:

                                  AMERICAN HEALTHCARE PURCHASING PARTNERS L.P.

                                  By:    American Healthcare Plans, Inc., its
                                         general partner

                                  By: ________________________________
                                  Name:
                                  Title:

                                   EXHIBIT E


                     To be provided by Purchasing Partners


                       [Not yet received by the Company]

                                   EXHIBIT F

                              Identified Products

         Product                             Description
- ---------------------------        --------------------------------
MCMP (case management, CDS,        Comprehensive (concurrent,
Guidelines)                        prospective, retrospective)
                                   clinically-based decision support
                                   program

Outcomes Repository &              Collection and integration system
Integration Services               for clinical, financial and
                                   administrative data; database
                                   architecture design

Outcomes Generator                 Retrospective, concurrent and
                                   prospective generator of patient
                                   outcomes

EIS (Enterprise Information        Software tool to provide group or
System)                            individual patient analysis of
                                   clinical, financial and
                                   administrative performance

Benchmark Studies                  Reports that provide group or
                                   individual patient analysis of
                                   clinical, financial and
                                   administrative performance

Service Bureau                     Reporting services and tools to
                                   provide group or individual
                                   patient analysis of clinical,
                                   financial and administrative
                                   performance

Risk Predictor                     Point-of-care clinically-based
                                   support system and tools

Clinical Decision Support          Decision support, reporting and
                                   analysis system

Consulting                         Process and change management
                                   based on the Company's systems
                                   and related information; database
                                   architecture design;
                                   methodological optimization of
                                   clinical, financial and
                                   administrative information

Disease management                 Marketing and efficacy studies;
                                   population-based planning;
                                   economic efficacy; linked to the
                                   Company's information

Case Management                    Objective process and rules-based
                                   tools supporting care delivery
                                   across the continuum and linked
                                   to relevant Company information

                                   EXHIBIT G

                                   Discounts
1.   Benchmark Studies

     a.   In 1996, Member Hospitals shall receive pricing for Benchmark Studies
equal to the lower of: (i) the pricing set forth below, or (ii) a [     +     ]:

         Cardiovascular*                    [     +     ]**
         Critical Care (first unit)*        [     +     ]***
         Critical Care (additional units)   [     +     ]

     b. Beginning in 1997, Member Hospitals shall receive pricing for Benchmark Studies at the same discounts applicable to Software products (as described in 2.a. below).

2.   Other Products and Services

     a.  Software

         Member Hospitals shall receive a [     +     ].

         Groups of ten or more Member Hospitals purchasing under a single
    corporate contract shall receive a [     +     ].

     b.  Custom Products and Services and Special Consulting Projects

         Member Hospitals shall receive a [     +     ].

     c.  System Support Fees and Transaction Fees

         Member Hospitals shall not receive a discount on these fees.

3.   General

     Notwithstanding the discounts set forth above, sales to government hospitals shall not be used in determining the discounts applicable to Member Hospitals.

     If, during any calendar year, the Company first offers a new release or new version of a product or service, the Company may adjust the price of such new release or new version and the sales of the prior release or prior version of such product or service shall not be considered in determining for the
remainder of the calendar year [     +     ] in that calendar year,
when selling the new release or new version to Member Hospitals.

#    [     +     ]

*    Includes Medicare Analysis discounted for Member Hospitals from [    +    ]
to [    +    ].

**   Represents [     +     ] list price for a Cardiovascular Benchmark Study
and [     +     ] for the Medicare Analysis.

***  Represents [     +     ] list price for a Critical Care Benchmark Study
and [     +     ] for the Medicare Analysis.

____________________

+    Confidential portions omitted and filed separately with the Commission.